As filed with the Securities and Exchange Commission on February 27, 2025

File No. 333-63972

File No. 811-10429

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 32

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 33

Modern Woodmen of America Variable Annuity Account

(Exact Name of Registrant)

Modern Woodmen of America

(Name of Depositor)

1701 1st Avenue

Rock Island, Illinois 61201

309-786-6481

(Address and Telephone Number of Principal Executive Office)

Lester L. Bohnert, Esquire

1701 1st Avenue

Rock Island, Illinois 61201

(Name and Address of Agent for Service of Process)

Copy to:

Thomas E. Bisset, Esquire

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, D.C. 20001-3980

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b) of Rule 485;

☐ on ________ pursuant to paragraph (b) of Rule 485;

☐ 60 days after filing pursuant to paragraph (a) of Rule 485;

☒ on May 1, 2025 pursuant to paragraph (a) of Rule 485.

Securities being offered: Flexible Premium Deferred Variable Annuity Certificates

Modern Woodmen of America Variable Annuity Account

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED

VARIABLE ANNUITY CERTIFICATE

PROSPECTUS

[May 1], 2025

Modern Woodmen of America, a fraternal benefit society, (the “Society”) is offering the individual flexible premium deferred variable annuity certificate (the “Certificate”) described in this Prospectus. The Certificate provides for Accumulated Value and annuity payments on a fixed and variable basis. The Society sells the Certificate to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.

The Certificate Holder (“you” or “your”) may allocate premiums and Accumulated Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of Modern Woodmen of America Variable Annuity Account (the “Account”), each of which invests in various Investment Options. The Investment Options are described in an appendix to this Prospectus.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The Certificate may not be available in all jurisdictions. This Prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

If you are a new investor in the Certificate, you many cancel your Certificate within 30 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer or the refund amount may be different. Upon cancellation, you will receive the greater of the premiums paid or your total Accumulated Value, plus administrative charges and any other charges deducted under the Certificate. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Please note that the Certificates and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Issued By

Modern Woodmen of America

Variable Product Administrative Center:

PO Box 2005

Rock Island, Illinois 61201

1-800-447-9811

DEFINITIONS

Account: Modern Woodmen of America Variable Annuity Account.

Accumulated Value: The total amount invested under the Certificate, which is the sum of the values of the Certificate in each Subaccount of the Account plus the value of the Certificate in the Declared Interest Option.

Administrative Center: The Society’s administrative office at 1701 1st Avenue, Rock Island, Illinois, 61201.

Annuitant: The person whose life determines the annuity benefits payable under the Certificate and whose death determines the death benefit.

Beneficiary: The person (or persons) to whom the Society pays the proceeds on the death of the Annuitant.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day. Each Business Day ends at the close of normal trading on the New York Stock Exchange (generally, 3:00 p.m. central time).

Certificate: The individual flexible premium deferred variable annuity certificate we offer and describe in this Prospectus, which term includes the basic certificate, the certificate application, any supplemental applications, any endorsements or additional benefit riders or agreements, and the Articles of Incorporation and By-Laws of the Society which are in force on the Issue Date.

Certificate Anniversary: The same date in each Certificate Year as the Issue Date.

Certificate Holder: The person who controls the Certificate and who is entitled to exercise all rights and privileges provided in the Certificate.

Certificate Year: A twelve-month period beginning on the Issue Date or on a Certificate Anniversary.

The Code: The Internal Revenue Code of 1986, as amended.

Declared Interest Option: An allocation option under the Certificate funded by the Society’s General Account. It is not part of, nor dependent upon, the investment performance of the Account.

Due Proof of Death: Satisfactory documentation provided to the Society verifying proof of death. This documentation may include the following:

(a)	a certified copy of the death certificate;

(b)	a certified copy of a court decree reciting a finding of death;

(c)	the Beneficiary’s statement of election;

(d)	a copy of the Beneficiary’s Form W-9; or

(e)	any other proof satisfactory to the Society.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Account invests.

General Account: The assets of the Society other than those allocated to the Account or any other separate account of the Society.

Good Order: This means the actual receipt by us of the instructions relating to a transaction in writing-or when appropriate by telephone-along with all forms, information and supporting legal documentation (including any required consents) we require in order to effect the transaction. To be in “Good Order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Investment Option: A Fund, or a separate investment portfolio of a Fund, in which a Subaccount invests.

Issue Date: The date following the day on which the Society receives a properly completed application and an initial premium at the Administrative Center. It is the date set forth on the data page of the Certificate which the Society uses to determine Certificate Years and Certificate Anniversaries.

Net Accumulated Value: The Accumulated Value less any applicable Surrender Charge.

Nonqualified Certificate: A Certificate that is not a Qualified Certificate.

Qualified Certificate: A Certificate the Society issues in connection with plans that qualify for special federal income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408 or 408A of the Code.

Retirement Date: The date when the Society applies the Accumulated Value under a settlement option, if the Annuitant is still living.

SEC: The U.S. Securities and Exchange Commission.

The Society (“we”, “us” or “our”): Modern Woodmen of America, a fraternal benefit society.

Subaccount: A subdivision of the Account which invests its assets exclusively in a corresponding Investment Option.

Valuation Period: The period of time over which we determine the change in value of the Subaccounts. Each Valuation Period begins at the close of normal trading of the New York Stock Exchange (generally, 3:00 p.m. central time) on one Business Day and ends at the close of normal trading of the New York Stock Exchange on the next succeeding Business Day.

Written Notice: A written request or notice signed by the Certificate Holder on a form satisfactory to the Society which we receive in Good Order at our Administrative Center.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CERTIFICATE

FEES AND EXPENSES		LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If you withdraw money from your Certificate within the first eight years after you purchase the Certificate, you may be assessed a surrender charge of up to 8% of the amount withdrawn.

For example, assuming no gain or loss in the Accumulated Value, if you make a withdrawal in the first Certificate Year, you could pay a surrender charge of up to $8,000 on a $100,000 investment.

Charges and Deductions – Surrender Charge (Contingent Deferred Sales Charge)
Transaction Charges

In addition to surrender charges, you may also be charged for other transactions.

Transfer Processing Fee. Currently, we do not assess a charge to transfer Accumulated Value among the Subaccounts and between the Subaccounts and the Declared Interest Option for the first 12 transfers during the Certificate Year. However, we reserve the right to charge $25 per transfer in excess of 12 in a single Certificate Year.

Charges and Deductions – Transfer Processing Fee
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Certificate specifications page, this prospectus and the funds' prospectuses for information about the specific fees you will pay each year based on the options you have elected.	Charges and Deductions

Annual Fee	Minimum		Maximum
Base Certificate	[ ]	%[1]	[ ]	%[1]
Investment Options (Fund fees and expenses)	[ ]	%[2]	[ ]	%[2]

[1] We calculate the Base Certificate fee by dividing the total amount we received from the annual administrative charge and mortality and expense risk charge for the last fiscal year by the total average net assets attributable to the Certificates for that year.

[2] As a percentage of Fund assets.

Because your Certificate is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Certificate, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Certificate, which could add surrender charges that substantially increase costs.

Lowest Annual Cost: $[ ]	Highest Annual Cost: $[ ]

Assumes:

●   Investment of

$100,000

●    5% annual appreciation

●    Least expensive Investment Option fees and expenses

●    No optional benefits

●    No sales charges

●    No additional purchase payments, transfers, or withdrawals

Assumes:

●    Investment of

$100,000

●    5% annual appreciation

●    Most expensive Investment Option fees and expenses

●    No optional benefits

●    No sales charges

●    No additional purchase payments, transfers, or withdrawals

RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Certificate, including loss of principal.	Principal Risks of Investing in the Certificate
Not a Short-Term Investment

This Certificate is not designed for short-term investment and is not appropriate for an investor who needs ready access to cash.

Surrender charges apply for up to eight years after you purchase the Certificate. It will reduce the value of your Certificate if you withdraw money during that time.

The benefits of tax deferral also means the Certificate is more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Certificate
Risks Associated with Investment Options

●   An investment in this Certificate is subject to the risk of poor investment performance and can vary depending on the performance of the Funds available under the Certificate.

●   Each Fund and the Declared Interest Option has its own unique risks.

●   You should review the prospectuses for the available Funds before making an investment decision.

Principal Risks of Investing in the Certificate Appendix A: Investment Options Available Under the Certificate
Insurance Company Risks	An investment in the Certificate is subject to the risks related to the Society. Any obligations (including under the Declared Interest Option), guarantees, or benefits are subject to the claims-paying ability of the Society. More information about the Society, including its financial strength ratings, is available upon request by calling the Variable Product Administrative Center at 1-866-628-6776 or emailing VPACServices@modern-woodmen.org.	Principal Risks of Investing in the Certificate

RESTRICTIONS		LOCATION IN PROSPECTUS
Investments

●   You may only be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option.

●   Each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.

●   The Declared Interest Option may not be available under your Certificate, depending on when your Certificate was issued and the state in which your Certificate was issued.

●   You cannot transfer more than 25% of the Declared Interest Option Accumulated Value from the Declared Interest Option at one time, unless the balance after transfer would be less than $1,000.

●   Currently, there is no charge when you transfer Accumulated Value among Subaccounts and between the Subaccounts and the Declared Interest Option. However, the Society reserves the right to charge $25 per transfer in excess of 12 in a single Certificate Year.

●   The Society reserves the right to remove or substitute Investment Options that are available under the Certificate.

Charges and Deductions – Transfer Processing Fee The Society, Account and Investment Options – Addition, Deletion or Substitution of Investments
Optional Benefits	● We may discontinue or modify any of the optional benefits at any time prior to the time you elect.	Description of Annuity Certificate
TAXES		LOCATION IN PROSPECTUS
Tax Implications

●   You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Certificate.

●   There is no additional tax benefit if you purchase the Certificate through a qualified retirement plan or individual retirement account (IRA).

●   Earnings on your Certificate are generally taxed at ordinary income tax rates when you withdraw them, and you may have to pay a 10% additional tax if you take a withdrawal before age 59½.

Federal Tax Matters
CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation

Your registered representative may receive compensation for selling this Certificate to you in the form of commissions. If your registered representative is also a Society insurance agent, they are also eligible for certain cash and non-cash benefits from us. Cash compensation includes bonuses, insurance benefits, and financing arrangements. Non-cash compensation includes conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise, and other similar items. Sales of the Certificates may help the registered representative and/or their managers qualify for such benefits.  In addition, registered representatives who meet certain Society productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Certificates, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

These conflicts of interest may influence your registered representative to offer or recommend this Certificate over another investment.

Distribution of the Certificates
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of a contract you already own. You should only exchange your current contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.	N/A

OVERVIEW OF THE CERTIFICATE

Purpose. The Certificate is a variable annuity certificate. It provides a means for investing on a tax-deferred basis in the Declared Interest Option and the Investment Options. The Certificate is intended for retirement savings or other long-term investment purposes. The Certificate has various optional features and benefits that may be appropriate for you based on your financial situation and objectives. The Certificate also offers certain death benefit features, which can be used to transfer assets to your beneficiaries.

The Certificate is not intended for people who may need to make early or frequent withdrawals, and may not be appropriate for you if you do not have a long-term investment horizon.

Phases of the Certificate. The Certificate has two phases: the accumulation phase and the annuity phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you make a withdrawal. To help you accumulate assets during the accumulation phase, you can invest your purchase payments and Accumulated Value in: (1) Investment Options available under the Certificate, each of which has its own investment strategies and risks; investment adviser(s); expense ratio; and performance history; and (2) the Declared Interest Option, which offers a guaranteed interest rate during selected periods. A list of Investment Options in which you can invest is provided in Appendix A to this Prospectus.

The annuity phase occurs when you or a designated payee begin receiving regular annuity payments from your Certificate. All optional benefits, including death benefits, terminate without value at the start of the annuity phase. Depending on the settlement option you elect, any remaining guarantee (i.e., cash refund amount or guaranteed annuity payments) will be paid to your Beneficiary (or Beneficiaries). In addition, depending on the settlement option you elect, you may be unable to make withdrawals once you enter the annuity phase.

Certificate Features. The following is a brief description of the Certificate’s primary features.

●	Accessing your Money. Before you annuitize, you can withdraw money from your Certificate at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including an additional tax if you are younger than age 59½.

●	Tax Treatment. You can transfer money among Investment Options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are only subject to tax upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.

●	Death Benefits. The Certificate includes, at no additional cost, a standard death benefit that will pay a death benefit to your Beneficiary (ies) if you die during the accumulation phase. You may also qualify for the Incremental Death Benefit Rider, which may increase the amount of money payable to your designated beneficiaries upon your death.

Additional Services.

●	Dollar Cost Averaging Program. This program allows you to systematically transfer a set amount each month between certain Subaccounts and the Declared Interest Option.

●	Automatic Rebalancing Program. This program directs us to automatically rebalance your Accumulated Value to maintain a particular percentage allocation among the Subaccounts and Declared Interest Option.

●	Systematic Withdrawal Program. This program allows you to receive regular automatic withdrawals from selected Subaccounts or the Declared Interest Option (either monthly, quarterly, semi-annually or annually) provided that each payment must amount to at least $100.

●	Interest Sweep Program. This program automatically transfers interest earnings from the Declared Interest Option to one or more Subaccounts on your Certificate Anniversary.

FEE TABLES

The following tables describe the fees and expenses that are payable when buying, owning and surrendering or making withdrawals from the Certificate. Please refer to your Certificate specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, surrender or make withdrawals from the Certificate, or transfer Accumulated Value among the Subaccounts and the Declared Interest Option. State premium taxes may also be deducted.

Transaction Expenses	Guaranteed Maximum Charge	Current Charge
Surrender Charge (as a percentage of amount withdrawn or surrendered)(1)	8%	8%
Transfer Processing Fee(2)	$25	$25

(1) The surrender charge is only assessed during the first eight Certificate Years. The surrender charge declines 1% annually to 0% in the ninth Certificate Year. You may annually withdraw a maximum of 10% of the Accumulated Value calculated as of the most recent prior Certificate Anniversary without incurring a surrender charge. This amount is not cumulative from Certificate Year to Certificate Year. We may waive this charge under certain circumstances. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

(2) We do not assess transfer processing fees for the first twelve (12) transfers in a Certificate Year, but we may impose a charge of $25 for the thirteenth (13th) and each subsequent transfer during a Certificate Year.

The next table describes the fees and expenses that you will pay each year during the time that you own your Certificate, not including Fund fees and expenses.

Annual Certificate Expenses	Guaranteed Maximum Charge	Current Charge
Administrative Expenses (includes Annual Administrative Charge)(3)	$45	$30
Base Certificate Expenses (as a percentage of average variable Accumulated Value) (includes mortality and expense risk charge)	1.40%	1.40%

(3) We currently deduct an annual administrative charge of $30 on the Issue Date and on each Certificate Anniversary prior to the Retirement Date and may waive the charge if your initial premium payment, or whenever your Accumulated Value on the most recent Certificate Anniversary, is $50,000 or greater.

The next table shows the minimum and maximum total operating expenses charged by any of the Investment Options that you may pay periodically during the time that you own the Certificate. A complete list of Investment Options available under the Certificate, including their annual expenses, may be found at the back of this Prospectus.

Annual Investment Option Operating Expenses	Minimum		Maximum
Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses) (4)	[ ]	%	[ ]	%
Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(5)	[ ]	%	[ ]	%

(4) Some Investment Options may impose a redemption fee of up to 2% of the amount withdrawn to deter frequent trading activity.

(5) The “Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the range of minimum and maximum fees and expenses based on the expenses of all Investment Options after taking into account contractual fee waiver or expense reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Certificate Holders and will continue past the current year.

Examples

The Examples are intended to help you compare the cost of investing in the Certificate with the cost of investing in other variable annuity products. These costs include transaction expenses, the annual expenses, and Investment Option fees and expenses.

Each Example assumes that you invest $100,000 in the Certificate for the time periods indicated. The Example also assumes that your investment has a 5% return each year.

Example 1

The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Annual Investment Options Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1. If you surrender or annuitize your Certificate at the end of the applicable time period(1):

	1 Year		3 Years		5 Years		10 Years
$	[ ]	$	[ ]	$	[ ]	$	[ ]

2. If you do not surrender or annuitize at the end of the applicable time period:

	1 Year		3 Years		5 Years		10 Years
$	[ ]	$	[ ]	$	[ ]	$	[ ]

Example 2

The second example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.	If you surrender or annuitize your Certificate at the end of the applicable time period(1):

	1 Year		3 Years		5 Years		10 Years
$	[ ]	$	[ ]	$	[ ]	$	[ ]

2.	If you do not surrender or annuitize at the end of the applicable time period:

	1 Year		3 Years		5 Years		10 Years
$	[ ]	$	[ ]	$	[ ]	$	[ ]

(1) For Certificates issued on or after [May 1], 2025 in the State of Florida, we do not apply a surrender charge if you elect to receive a life contingent settlement option. For Certificates issued prior to [May 1], 2025, surrender charges are reduced under certain settlement options, as described in “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Surrender Charge at the Retirement Date.” For more information on the calculation of the surrender charge associated with a partial withdrawal or surrender, see “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)”.

PRINCIPAL RISKS OF INVESTING IN THE CERTIFICATE

Unsuitable as Short-Term Savings Vehicle. The Certificate is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the Certificate for short-term needs, it may not be the right investment for you. A charge may be assessed on withdrawals and surrenders, and it could be substantial Please discuss your insurance needs and financial objectives with your registered representative.

Investment Risk. You bear the risk of any decline in the Accumulated Value of your Certificate resulting from the performance of the Investment Option(s) you have chosen. The Accumulated Value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Investment Option. This risk could have a significant negative impact on certain benefits and guarantees under the Certificate. The investment risks are described in the prospectuses for the Investment Options.

Tax Consequences. Withdrawals are generally taxable (to the extent of any earnings in the Certificate), and prior to age 59½ an additional tax may apply.

Society Risk. An investment in the Certificate is subject to the risks related to the Society. Any obligations (including under the Declared Interest Option), guarantees, or benefits are subject to the claims-paying ability of the Society. More information about the Society, including its financial strength ratings, is available upon request by calling the Variable Product Administrative Center at 1-866-628-6776 or emailing VPACServices@modern-woodmen.org.

Business Disruption and Cyber Security Risk. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. Cyber-attacks may be systemic (e.g., affecting the internet, cloud services, or other infrastructure) or targeted (e.g., failures in or breach of our systems or those of third parties on whom we rely). These risks include, among other things, the loss, theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Certificate Holder information. The risk of cyber-attacks may be higher during periods of geopolitical turmoil. The continuing use of remote or flexible work arrangements, remote access tools, and mobile technology have expanded potential cyber-attack surfaces. Due to the increasing sophistication of cyber-attacks, such cyber security incidents could occur and persist for an extended period of time without detection.

Systems failures and cyber-attacks affecting us, the Investment Options, intermediaries and other affiliated or third-party service providers may adversely affect us and your Accumulated Value. For instance, systems failures and cyber-attacks may interfere with our processing of Certificate transactions, including the processing of orders with the Investment Options, impact our ability to calculate unit values or the Investment Options’ ability to calculate share values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Investment Options invest, which may cause the Investment Options underlying your Certificate to lose value. There can be no assurance that we or the Investment Options or our service providers and intermediaries will avoid losses affecting your Certificate due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters, such as (but not limited to) storms, fires, floods, earthquakes, epidemics, pandemics, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster, including a pandemic, could affect the ability, or willingness, of our workforce and employees of service providers and third party administrators to perform their job responsibilities. They could result in our business operations being less efficient than under normal circumstances and lead to delays in our issuing Certificates and processing of other Certificate-related transactions, including orders from Certificate Holders. Disasters may negatively affect the computer and other systems on which we rely and may interfere with our ability to receive, pickup and process mail, our processing of Certificate-related transactions, impact our ability to calculate Accumulated Value, or have other possible negative impacts. These events may also impact the issuers of securities in which the Investment Options invest, which may cause the Investment Options underlying your Certificate to lose value. There can be no assurance that we, the Investment Options or our service providers will avoid losses affecting your Certificate due to a natural disaster.

THE SOCIETY, ACCOUNT AND INVESTMENT OPTIONS

Modern Woodmen of America

The Society was incorporated on May 5, 1884 as a fraternal benefit society in the State of Illinois and is principally engaged in the offering of life insurance and annuity certificates to its members. We are admitted to conduct variable annuity business in 45 states: Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming. The Society’s principal business address is 1701 1st Avenue, Rock Island, Illinois 61201.

It is the Society’s objective and purpose to improve the quality of life for its members by bringing together persons of exemplary habits and good moral character into its Chapters and provide for the social, intellectual, moral, financial and physical improvement of its members; to promote fraternal relationships and foster acts of charity and benevolence by and among its members; to provide opportunities for service to others and positive community impact through local volunteer projects; to promote patriotism and responsible citizenship; to encourage and support quality family life through education, fraternal activities, and financial security; and to provide death, disability, annuity, and other benefits, rights, and privileges to its members and their beneficiaries.

We are obligated to pay all amounts promised to you under the Certificate, subject to our financial strength and claims-paying ability.

Modern Woodmen of America Variable Annuity Account

On March 30, 2001, we established the Account pursuant to the laws of the State of Illinois. The Account:

-	will receive and invest premiums paid to it under the Certificate;

-	will receive and invest premiums for other variable annuity certificates we issue;

-	is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

We own the Account’s assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. (The Account’s assets are available to cover the general liabilities of the Society only to the extent that the Account’s assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. For example, we may transfer assets attributable to our investment in the Account or fees and charges that have been earned.) All assets held in the General Account are subject to the Society’s general liabilities from business operations. All obligations arising under the Certificates are general corporate obligations of the Society.

The income, gains and losses (realized and unrealized) from the assets of the Account reflect the Account’s own investment experience and not the investment experience of our other assets, and are, in accordance with the Certificates, credited to or charged against the Account without regard to our other income, gains, or losses.

Investment Options

There are currently 61 Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objective(s) and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.

The investment objective(s) and policies of certain Investment Options are similar to the investment objective(s) and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios.

There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

Please refer to Appendix A for the name, investment objective(s), investment adviser and sub-adviser, current expenses and performance information for each Investment Option. There is no assurance that any Investment Option will achieve its stated objective(s). You should also read the prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses. You may obtain a free copy of the prospectus for each Investment Option by contacting us at our Administrative Center at 1-866-628-6776.

Note: If you received a summary prospectus for an Investment Option, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that are not affiliated with the Society; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to Certificate Holders arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that are not affiliated with the Society. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Certificate Holders, we will take appropriate action on our own, which may include withdrawing the Account’s investment in that Fund. (See the Fund prospectuses for more detail.)

We select the Investment Options offered through this Certificate based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Certificate Holders.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. Accumulated Value allocated to a Subaccount will vary based on the investment experience of the corresponding Investment Option in which the Subaccount invests. You bear the risk of any decline in the Accumulated Value of your Certificate resulting from the performance of the Investment Option you have chosen. There is a risk of loss of the entire amount invested.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.00% to 0.25% of the annual average assets we hold in the Investment Options. In addition, MWA Financial Services, Inc., the principal underwriter of the Certificates, receives 12b-1 fees deducted from certain portfolio assets attributable to the Certificate for providing distribution and shareholder support services to some Investment Options. The 12b-1 fees are deducted from the assets of the Investment Option and decrease the Investment Option’s investment return. The Society and its affiliates may profit from these payments.

Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

Volatility Management Strategies

Investment Options that utilize a volatility management strategy are designed to reduce the overall volatility of the Investment Option and provide you with risk-adjusted returns over time. During rising markets, the volatility management strategy, however, could result in your Accumulated Value rising less than would have been the case had you been invested in an Investment Option that does not utilize a volatility management strategy. Conversely, investing in an Investment Option that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the Investment Option’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your Accumulated Value may decline less than would have been the case had you not been invested in an Investment Option that features a volatility management strategy.

Please further note that Investment Options may utilize volatility management techniques that differ from each other. Please see the Investment Options’ prospectuses for more information about the Investment Options’ objective and strategies.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We also may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new Subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new Subaccounts available to existing Certificate Holders on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, investment conditions or regulatory requirements warrant.

In the event of any such substitution, deletion or change, we may make appropriate changes in this and other Certificates to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current Subaccounts that are being substituted for or deleted, you may surrender the portion of the Accumulated Value funded by such Subaccount without paying the associated surrender charge. You may also transfer the portion of the Accumulated Value affected without paying a transfer charge.

If we deem it to be in the best interest of persons having voting rights with regard to the Subaccounts under the Certificates, we may:

-	operate the Account as a management investment company under the 1940 Act;

-	deregister the Account under that Act in the event such registration is no longer required; or

-	combine the Account with our other separate accounts.

In addition, we may, when permitted by law, restrict or eliminate these voting rights under the Certificate.

THE DECLARED INTEREST OPTION

You may allocate some or all of your premium payments, and transfer some or all of your Accumulated Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Certificate Year, subject to a minimum guaranteed interest rate. The minimum guaranteed interest rate varies based on the state and time period the Certificate was issued in.

For Certificates issued on or after January 1, 2012 in the following states, however, the minimum guaranteed interest rate is set forth in the Certificate: Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Michigan, Minnesota, Mississippi, Missouri, Nebraska, Nevada, New Hampshire, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Pennsylvania, South Dakota, Tennessee, Texas, Vermont, Virginia, West Virginia, Wisconsin and Wyoming (each, an “Original Certificate State”). In addition, for Certificates issued on or after March 1, 2012 in the following states, the minimum guaranteed interest rate is also set forth in the Certificate: Delaware, Massachusetts, Montana, Oregon, South Carolina and Utah (each, a “New Certificate State”). For Certificates issued on or after January 1, 2012 in Original Certificate States and Certificates issued on or after March 1, 2012 in New Certificate States, the minimum guaranteed rate of interest set forth in the Certificate will not be less than 1%. For all other Certificates, the minimum guaranteed interest rate is 3%.

The Declared Interest Option is not available for Certificates issued in Oregon, South Carolina, and Utah prior to March 1, 2012. Certificates issued in Washington prior to February 1, 2009 also do not have the Declared Interest Option available. A registered representative can provide information on the availability of the Declared Interest Option.

The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the “1933 Act”), and neither the Declared Interest Option nor the Society’s General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Society’s General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this Prospectus, are subject to certain generally applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The portion of your Accumulated Value allocated to the Declared Interest Option (the “Declared Interest Option accumulated value”) will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Society’s general liabilities from business operations. To the extent that the Society is required to pay you amounts in addition to your Accumulated Value under any guarantees under the Certificate, including the death benefit, such amounts will come from the General Account. Thus, those guarantees are subject to the Society’s financial strength and claims paying ability and the risk that the Society may default on the guarantees. You should be aware that General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance contracts and financial products as well, and we also pay our obligations under these products from assets in our General Account. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of the General Account.

As a fraternal benefit society, the Society, in effect, is owned by its members; thus its members bear responsibility for certain liabilities of the Society. In that regard, if the Society’s reserves pertaining to the Certificates should be impaired, as provided in your Certificate and under Section 300.1 of the Illinois Insurance Code for Fraternal Benefit Societies, to the extent you have allocated or transferred amounts to the Declared Interest Option, you may be held responsible for a portion of the deficiency as the board of directors of the Society in its discretion may determine. If you do not satisfy such deficiency, we will apply that amount as a debt against your Certificate and it will accrue interest at an annual rate of 5%, or you may consent to an equivalent reduction in member benefits.

Minimum Guaranteed and Current Interest Rates

The Declared Interest Option accumulated value is guaranteed to accumulate at a minimum effective annual interest rate of 3%, except for Certificates issued in Original Certificate States on or after January 1, 2012 and Certificates issued in New Certificate States on or after March 1, 2012 where the Declared Interest Option accumulated value is guaranteed to accumulate at the minimum effective annual interest rate set forth in the Certificate. See “THE DECLARED INTEREST OPTION” for a list of Original Certificate and New Certificate States. While we intend to credit the Declared Interest Option accumulated value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined at the sole discretion of the Society. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate.

Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Certificate is the rate in effect on your most recent Certificate Anniversary. This rate will remain unchanged until your next Certificate Anniversary (i.e., for your entire Certificate Year). During each Certificate Year, your entire Declared Interest Option accumulated value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option accumulated value.

We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the interest rate for the Certificate Year below the minimum guaranteed interest rate for the Certificate, or shortening the period for which the current interest rate applies to less than a Certificate Year. The Society’s right to change the method of crediting interest for Accumulated Value held in the Declared Interest Option will not affect the guaranteed minimum interest rate under the Certificate.

Calculation of Declared Interest Option Accumulated Value. The Declared Interest Option accumulated value is equal to:

-	amounts allocated and transferred to the Declared Interest Option, plus

-	interest credited, less

-	amounts deducted, transferred or withdrawn.

Transfers from Declared Interest Option

You may make an unlimited number of transfers from the Declared Interest Option to any or all of the Subaccounts in each Certificate Year. The amount you transfer at one time may not exceed 25% of the Declared Interest Option accumulated value on the date of transfer. However, if the balance after the transfer would be less than $1,000, you may transfer the entire amount.

BENEFITS AVAILABLE UNDER THE CERTIFICATE

Certain standard features or benefits are available under the Certificate for no additional charge. The purposes and restrictions of each of these benefits are briefly summarized in the following table. Some of the benefits in the table below may have been discussed in the above sections.

Benefit	Purpose	Restrictions/Limitations
Automatic Rebalancing Program	Automatically transfers amounts to maintain a particular percentage allocation among the Subaccounts and Declared Interest Option

●      Maximum number of Investment Options which you may select at any one time is 10, including the Declared Interest Option.

●      Cannot be utilized in combination with the dollar cost averaging program.

●      Transferring all assets to the Declared Interest Option will terminate any automatic rebalancing instructions.

Dollar Cost Averaging Program	Systematically transfers a set amount each month from Subaccounts or the Declared Interest Option to other available Investment Options over a period of time

●      You must place at least $1,000 in a single “source account” (either the Declared Interest Option or the Money Market Subaccount).

●      Minimum amount of each transfer is $100.

●      Maximum number of Investment Options which you may select at any one time is 10, including the Declared Interest Option.

●      Terminates when monies in the source account are depleted.

●      Cannot be utilized in combination with automatic rebalancing or systematic withdrawal programs.

Systematic Withdrawal Program	Automatically withdraws a specific amount of Accumulated Value from selected Subaccounts or the Declared Interest Option

●      Minimum amount which you may withdraw is $100.

●      Maximum amount which you may withdraw is that which would leave the remaining Accumulated Value equal to $2,000. We may deny an automatic partial withdrawal request that would reasonably cause the Accumulated Value to be less than $2,000 within one year.

●      Cannot be utilized in combination with dollar cost averaging program.

Benefit	Purpose	Restrictions/Limitations
Interest Sweep Program	Automatically transfers interest earnings from the Declared Interest Option to one or more Subaccounts on your Certificate Anniversary

●      Must have at least $5,000 in the Declared Interest Option to establish the program.

●      Maximum number of Subaccounts to receive interest earnings at any one time is 10.

●      Not available for Certificates issued in Oregon, South Carolina, and Utah prior to March 1, 2012.

●      Not available for Certificates issued in Washington prior to February 1, 2009.

Death Benefit	Before the Retirement Date, upon the Annuitant's death, we will pay a death benefit to the Beneficiary in one sum within five years of the deceased Annuitant's death.

●      If original Annuitant's age on the Issue Date was less than 76, we determine the death benefit as of the date we receive Due Proof of Death and the death benefit equals the greatest of:

●      sum of premiums paid, less the sum of all partial withdrawal reductions;

●      Accumulated Value; or

●      Performance Enhanced Death Benefit (PEDB) amount.

●      If original Annuitant's age on the Issue Date was 76 or older, we determine the death benefit as of the date we receive Due Proof of Death and the death benefit equals the greater of:

●      sum of the premiums paid, less the sum of all partial withdrawal reductions, or

●      Accumulated Value.

Incremental Death Benefit Rider	Provides a death benefit that is in addition to the death benefit available under the Certificate

●      Not available if the Annuitant's age on the Issue Date is 71 or over.

●      No Incremental Death Benefit is paid if market decline results in the Accumulated Value being less than premium payments minus any partial withdrawal reductions.

●      Not available in Washington.

Transfer and Withdrawal Options

You may elect the following options on your initial application or at a later date by completing the applicable request form and returning it to our Administrative Center. The options selected will remain in effect until we receive a written termination request from you at our Administrative Center.

Automatic Rebalancing Program. We offer an asset rebalancing program under which we will automatically transfer amounts to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Accumulated Value in the Subaccounts and the Declared Interest Option quarterly, semi-annually or annually, to match your Certificate’s then-effective premium allocation instructions. The asset rebalancing program will transfer Accumulated Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

-	Under the asset rebalancing program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

-	This feature is free and is not considered in the twelve free transfers permitted during a Certificate Year.

-	This feature cannot be utilized in combination with the dollar cost averaging program.

Transferring all assets to the Declared Interest Option (DIO) will terminate any automatic rebalancing instructions. Automatic rebalancing can be subsequently requested when premiums are allocated to at least two investment options. Automatic rebalancing cannot be set up if premiums are only allocated to one investment option.

Dollar Cost Averaging Program. You may elect to participate in a dollar cost averaging program. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

To participate in the dollar cost averaging program, you must place at least $1,000 in a single “source account” (either the Declared Interest Option or the Money Market Subaccount). Each month, we will automatically transfer equal amounts from the source account to your designated “target accounts.”

-	The minimum amount of each transfer is $100.

-	Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

-	You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

-	We will terminate this option when monies in the source account are depleted, or upon receipt of a Written Notice at our Administrative Center.

-	Transfers due to this feature are counted towards the twelve free transfers permitted during a Certificate Year. All transfers made on the same date count as one transfer.

-	This feature is free and cannot be utilized in combination with the automatic rebalancing or systematic withdrawal programs.

Systematic Withdrawal Program. You may elect to receive automatic partial withdrawals.

-	You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

-	You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

-	The minimum amount which you may withdraw is $100.

-	The maximum amount which you may withdraw is that which would leave the remaining Accumulated Value equal to $2,000. We reserve the right to deny an automatic partial withdrawal request that would reasonably cause the Accumulated Value to be less than $2,000 within one year. Any automatic partial withdrawal which would cause the remaining Accumulated Value to be less than $2,000 may be treated as a Surrender of your Certificate.

-	In each Certificate Year you may annually withdraw a maximum of 10% of Accumulated Value calculated as of the most recent prior Certificate Anniversary without incurring a surrender charge. See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”

-	Withdrawals in excess of 10% of Accumulated Value as of the most recent Certificate Anniversary are subject to a surrender charge.

-	Distributions will take place on the same date each month on the specified date, or on the next Business Day.

-	You may change the amount and frequency upon Written Notice to our Administrative Center.

-	This feature cannot be utilized in combination with the dollar cost averaging program.

-	There is no charge for electing the systematic withdrawal program.

Interest Sweep Program. You may elect to participate in an interest sweep program. The interest sweep program is designed to automatically transfer interest earnings from the Declared Interest Option to one or more Subaccounts on your Certificate Anniversary.

-	You must have at least $5,000 in the Declared Interest Option to establish the interest sweep program.

-	The maximum number of Subaccounts which you may select to receive interest earnings at any one time is ten. If you do not specify the allocation of interest earnings among the Subaccounts, we will transfer interest earnings to the designated Subaccounts in accordance with your then-effective premium allocation instructions.

-	We will terminate this option upon receipt of a written request at our Administrative Center.

-	This feature is free and is not considered in the twelve free transfers permitted during a Certificate Year.

-	We reserve the right to discontinue the interest sweep program if your balance in the Declared Interest Option is less than $5,000.

-	For Certificates issued in Oregon, South Carolina, and Utah prior to March 1, 2012, the interest sweep program is not available. For Certificates issued in Washington prior to February 1, 2009, the interest sweep program is also not available.

We may terminate the automatic rebalancing, dollar cost averaging, interest sweep and systematic withdrawal privileges at any time.

The Society does not provide investment advisory services in making automatic rebalancing, dollar cost averaging, interest sweep or systematic withdrawal privileges or any other service or feature available under the Certificate.

Death Benefit Before the Retirement Date

Death of Certificate Holder. If a Certificate Holder who is the Annuitant dies prior to the Retirement Date, we will pay the death benefit to the Beneficiary in one sum within five years of the deceased Certificate Holder’s death. If a Certificate Holder who is not the Annuitant dies before the Retirement Date, then any surviving Certificate Holder will become the new Certificate Holder. If there is no surviving Certificate Holder, ownership of the Certificate passes to the deceased Certificate Holder’s estate.

For a Nonqualified Certificate, the surviving Certificate Holder or new Certificate Holder is afforded the following options:

1.	If the sole surviving Certificate Holder or the sole new Certificate Holder is the spouse (as defined under federal law) of the deceased Certificate Holder, he or she may elect, within 60 days after we receive Due Proof of Death, to continue the Certificate as the new Certificate Holder. If such an election is made, the death benefit will not be paid at that time. The death benefit will become payable upon the death of the new Certificate Holder. Additionally, such election will not otherwise modify the terms of the original certificate or any provisions thereof, including, but not limited to death benefit calculations and rider availability, which are based on the issue age of the original Certificate Holder.

2.	If the surviving Certificate Holder or the new Certificate Holder is not the spouse of the deceased Certificate Holder:

(a)	he or she may elect to receive the Net Accumulated Value in a single sum within 5 years of the deceased Certificate Holder’s death, or

(b)	he or she may elect to receive the Net Accumulated Value paid out under one of the annuity settlement options, with payments beginning within one year after the date of the deceased Certificate Holder’s death and with payments being made over the lifetime of the Certificate Holder, or over a period that does not exceed the life expectancy of the Certificate Holder.

The surviving Certificate Holder or the new Certificate Holder must choose either payment option (a) or (b) above before the Society will pay the Net Accumulated Value.

Under either of these options, surviving Certificate Holders or new Certificate Holders may exercise all rights and privileges from the date of the deceased Certificate Holder’s death until the date that the Net Accumulated Value is paid.

In the case of a non-natural Certificate Holder, the death of the Annuitant shall be treated as the death of the Certificate Holder.

Other rules apply to a Qualified Certificate. See "FEDERAL TAX MATTERS."

Death of an Annuitant. If the Annuitant dies before the Retirement Date, we will pay the death benefit under the Certificate to the Beneficiary. In the case of a single Beneficiary, the death benefit will be determined as of the date we receive Due Proof of Death. If the death benefit is payable to more than one Beneficiary, the amount of the death benefit will be determined for the first Beneficiary to submit instructions for the distribution of proceeds as of the date we receive Due Proof of Death. Proceeds payable to any other Beneficiary will remain unpaid until distribution instructions are received from the Beneficiary. Therefore, proceeds payable to Beneficiaries other than the first Beneficiary to submit instructions for the distribution of proceeds may be subject to fluctuations in market value. If there is no surviving Beneficiary, we will pay the death benefit pursuant to Section 22 of the Society’s By-Laws.

If the original Annuitant’s age on the Issue Date was less than 76, we will determine the death benefit as of the date we receive Due Proof of Death and the death benefit will equal the greatest of:

-	the sum of the premiums paid, less the sum of all partial withdrawal reductions (defined below);

-	the Accumulated Value; or

-	the Performance Enhanced Death Benefit (PEDB) amount.

On dates we calculate the PEDB amount, the PEDB amount will be based on the Accumulated Value under the Certificate. We may reduce the PEDB amount by the amount of any partial withdrawal reduction. The PEDB amount will be equal to zero on the Issue Date if we have not received your initial premium payment. At the time you make your initial premium payment, the PEDB amount will equal the initial premium payment. We will calculate the PEDB amount: (1) on each Certificate Anniversary; (2) at the time you make a premium payment or partial withdrawal; and (3) on the date we receive due proof of the Annuitant’s date of death. After your initial premium payment, the PEDB amount on each calculation date will equal the greater of: (1) the PEDB amount last calculated plus premiums less any partial withdrawal reductions; or (2) the then current Accumulated Value.

We will continue to recalculate the PEDB amount on each Certificate Anniversary until the Certificate Anniversary immediately prior to the Annuitant’s 91st birthday. All subsequent PEDB amounts will be increased by additional premium payments or decreased by partial withdrawal reductions only.

If the original Annuitant’s age on the Issue Date was 76 or older, the death benefit will be determined as of the date we receive Due Proof of Death and is equal to the greater of:

-	the sum of the premiums paid, less the sum of all partial withdrawal reductions (defined below), or

-	the Accumulated Value.

A partial withdrawal reduction is defined as (a) multiplied by the ratio of (b) divided by (c) where:

(a)	is the death benefit immediately prior to withdrawal;

(b)	is the amount of the partial withdrawal; and

(c)	is the Accumulated Value immediately prior to withdrawal.

We will pay the death benefit to the Beneficiary in a lump sum within 5 years of the Annuitant’s death unless the Certificate Holder or Beneficiary elects a settlement option. We do not pay a death benefit if the Annuitant dies after the Retirement Date.

If the Annuitant who is also a Certificate Holder dies, the provisions described immediately above apply except that the Beneficiary may only apply the death benefit payment to a settlement option if:

-	payments under the option begin within 1 year of the Annuitant’s death, and

-	payments under the option are payable over the Beneficiary’s life or over a period not greater than the Beneficiary’s life expectancy.

If the Certificate Holder’s spouse is the sole designated Beneficiary, he or she may elect, within 60 days after we receive Due Proof of Death, to continue the Certificate as the new Certificate Holder.

Other rules may apply to a Qualified Certificate.

Incremental Death Benefit Rider. The Incremental Death Benefit Rider provides a death benefit that is in addition to the death benefit payable under your Certificate. (This rider is not available in the State of Washington.) The death benefit under the Incremental Death Benefit Rider becomes payable only when the death benefit under the Certificate becomes payable. There is no charge for this rider. The rider is not in effect if the Annuitant’s age on the Issue Date is 71 or over.

If the Annuitant’s age on the Issue Date is less than 71, the Incremental Death Benefit Rider, on the date we receive Due Proof of Death, will be equal to 40% of (a) minus (b), where:

(a)	is the Accumulated Value; and

(b)	is the sum of all premium payments less the sum of all partial withdrawal reductions (described above).

The Incremental Death Benefit cannot exceed 50% of (b) and will never be less than zero.

This rider does not guarantee that any amounts will become payable at death. Market declines that result in the Accumulated Value being less than the premium payments received minus any partial withdrawal reductions will result in no Incremental Death Benefit being paid.

Example

The following example demonstrates how the Incremental Death Benefit works. It is based on hypothetical values and is not reflective of past or future performance of the Investment Options in the Certificate. We have identified “gain” as the difference between the Accumulated Value and the sum of all premium payments less the sum of all partial withdrawal reductions.

Date	Total Premiums Paid	Accumulated Value	Gain	Death Benefit	Incremental Death Benefit
5/1/2024	$100,000	$100,000	$0	$100,000	$0
5/1/2044	$100,000	$450,000	$350,000	$450,000	$50,000

If we receive Due Proof of Death on May 1, 2044, and there were no partial withdrawals made prior to the Annuitant’s death, the Incremental Death Benefit will equal $50,000. This amount is determined by multiplying the “gain” in the Certificate ($350,000) by 40%, which is $140,000; however, because the Incremental Death Benefit cannot exceed 50% of the total premiums paid ($100,000), the Incremental Death Benefit in this example is $50,000.

DESCRIPTION OF ANNUITY CERTIFICATE

Issuance of a Certificate

You must complete an application in order to purchase a Certificate, which can be obtained through a licensed representative of the Society, who is also a registered representative of MWA Financial Services, Inc. (“MWAFS”). Your Issue Date will be the date following the day the properly completed application and the initial premium are received at our Administrative Center if we receive your properly completed Certificate application and premium payment at our Administrative Center before 3:00 p.m. central time. If received on or after 3:00 p.m. central time on a Business Day, we deem receipt to occur on the following Business Day. See “DESCRIPTION OF ANNUITY CERTIFICATE—Allocation of Premiums” for our procedures upon receipt of an incomplete application. The Society sells Qualified Certificates for retirement plans that qualify for special federal tax treatment under the Code, and also sells Nonqualified Certificates. IRAs and other retirement plans that qualify for special federal tax treatment already have the tax-deferral feature found in the Certificate; therefore, you should consider whether the features and benefits unique to the Certificate are appropriate for your needs prior to purchasing a Qualified Certificate. We apply a maximum issue age of 85 for Annuitants.

The Society also issues inherited Nonqualified Certificates to beneficiaries who are entitled to death benefit proceeds from one or more nonqualified annuity contracts for the purpose of taking post-death required distributions under federal tax laws.

The Annuitant is the owner and person having control of the Certificate, unless another owner is named. During the Annuitant’s lifetime, the person having control of the Certificate may exercise all of the rights and receive all of the benefits provided by the Certificate without the consent of any other person.

If the issue age is 15 or less, the applicant for the Certificate, or the applicant’s duly appointed successor, shall have control of the Certificate but may not assign it. During the period after the Annuitant attains age 16 and before the Annuitant attains age 21, control of the Certificate will pass to the Annuitant: (a) upon the death of such applicant; or (b) upon receipt of a written request by such applicant in a form satisfactory to the Society. When the Annuitant attains age 21, control of the Certificate shall automatically pass to the Annuitant.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Administrative Center on a timely basis.

Premiums

The minimum initial premium amount the Society will accept is $1,000. We may waive the minimum initial premium amount for certain Qualified Certificates or premium collection methods. You may make minimum subsequent premium payments of $50 or more at any time during the Annuitant’s lifetime and before the Retirement Date.

Under inherited Nonqualified Certificates, the initial premium payment must be received in the form of death benefit proceeds from a non-qualified annuity contract through a tax-free exchange pursuant to Section 1035 of the Code. Subsequent premium payments are not permitted under inherited Nonqualified Certificates.

You may elect to receive premium reminder notices based on annual, semi-annual or quarterly payments. You may change the amount of the premium and frequency of the notice at any time. Also, under the automatic payment plan, you can elect a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. You should forward all premium payments to our Administrative Center.

If mandated under applicable law, the Society may be required to reject a premium payment. The Society may also be required to provide additional information about you and your Certificate to government regulators.

Free-Look Period

We provide for an initial “free-look” period during which time you have the right to return the Certificate within 30 days after you receive it. If you return the Certificate, it will become void and you will receive the greater of:

-	premiums paid, or

-	the Accumulated Value on the date we receive the returned Certificate at our Administrative Center, plus administrative charges and any other charges deducted under the Certificate.

For Certificates issued in California, you will receive your Accumulated Value upon your exercise of your right to return the Certificate which may be less than the premiums you paid. However, if you allocated all or a portion of your initial premium payment to the Money Market Subaccount or the Declared Interest Option, upon exercise of your right to return the Certificate, you will receive at least the amount of premium allocated to the Money Market Subaccount or the Declared Interest Option, respectively.

For Certificates issued in Idaho, you will receive any premiums paid for the Certificate upon exercise of your right to return the Certificate.

Allocation of Premiums

No later than the next Business Day following receipt at our Administrative Center of your properly completed Certificate application and initial premium payment, we will allocate the initial premium to the Subaccounts and the Declared Interest Option in accordance with the Premium Allocation percentages shown in the application. We deem receipt to occur on a Business Day if we receive your properly completed Certificate application and premium payment at our Administrative Center before 3:00 p.m. central time. If received on or after 3:00 p.m. central time on a Business Day, we deem receipt to occur on the following Business Day. If your application is not properly completed, we reserve the right to retain your initial premium for up to five Business Days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

You may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option; however, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option. (You must invest a minimum of 1% in each Investment Option. The Society may, in its sole discretion, raise the minimum allocation requirement to 10% at any time. All percentages must be in whole numbers.)

-	We will allocate subsequent premiums in the same manner at the end of the Valuation Period when we receive them at our Administrative Center, unless the allocation percentages are changed. We must receive a premium payment at our Administrative Center by 3:00 p.m. central time on a Business Day for the premium to be allocated that Business Day and credited with Subaccount unit values determined as of that time. Premiums received at or after 3:00 p.m. central time on a Business Day will be allocated on the following Business Day and credited with Subaccount unit values determined as of the close of that Business Day (3:00 p.m. central time).

-	You may change your allocation instructions at any time by sending Written Notice to our Administrative Center. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation instructions in effect. Changing your allocation instructions will not alter the allocation of your existing Accumulated Values among the Subaccounts or the Declared Interest Option.

-	You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation instructions.

Because the Accumulated Values in each Subaccount will vary with that Subaccount’s investment performance, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

Variable Accumulated Value

The variable accumulated value of your Certificate will reflect the investment performance of your selected Subaccounts, any premiums paid, surrenders or partial withdrawals, transfers and charges assessed. The Society does not guarantee a minimum variable accumulated value, and, because your Certificate’s variable accumulated value on any future date depends upon a number of variables, it cannot be predetermined.

Calculation of Variable Accumulated Value. Your Certificate’s variable accumulated value is determined at the end of each Valuation Period and is the aggregate of the values in each of the Subaccounts under your Certificate. These values are determined by multiplying each Subaccount’s unit value by the number of units allocated to that Subaccount.

Determination of Number of Units. The amounts allocated to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subaccount in your Certificate is calculated at the end of the Valuation Period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the Valuation Period, we will increase the number of units in each Subaccount by:

-	any premiums paid, and

-	any amounts transferred from another Subaccount or the Declared Interest Option.

We will decrease the number of units in each Subaccount by:

-	any amounts withdrawn,

-	applicable charges assessed, and

-	any amounts transferred to another Subaccount or the Declared Interest Option.

Determination of Unit Value. We have set the unit value for each Subaccount’s first Valuation Period at $10. We calculate the unit value for a Subaccount for each subsequent Valuation Period by dividing (a) by (b) where:

(a)	is the net result of:

1.	the value of the net assets in the Subaccount at the end of the preceding Valuation Period; plus

2.	the investment income and capital gains, realized or unrealized, credited to the Subaccount during the current Valuation Period; minus

3.	the capital losses, realized or unrealized, charged against the Subaccount during the current Valuation Period; minus

4.	any amount charged for taxes or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount; minus

5.	the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

(b)	is the number of units outstanding at the end of the preceding Valuation Period.

Transfer Privilege

You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date. We will process all transfers based on the net asset value next determined after we receive your Written Notice at our Administrative Center.

-	The minimum amount of each transfer is $100 or the entire amount in that Subaccount or Declared Interest Option, if less.

-	Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option.

-	If a transfer would reduce the Accumulated Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.

-	The Society does not assess the transfer processing fees for the first twelve transfers during a Certificate Year.

-	The Society may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Certificate Year.

We process transfers at the unit values next determined after we receive your request in Good Order at our Administrative Center. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the end of the transmission.

-	We allow an unlimited number of transfers among or between the available Subaccounts or the Declared Interest Option, subject to our limitations on frequent transfer activity. (See “THE DECLARED INTEREST OPTION—Transfers from Declared Interest Option” and “Description of Annuity Certificate—Transfer Privilege—Additional Limitations on Transfers”).

All transfer requests received in a Valuation Period will be considered to be one transfer, regardless of the number of Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made. For Certificates issued prior to [May 1], 2025, the transfer processing fee may be paid in cash, if preferred.

You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. Call 1-866-628-6776 to make a telephone transfer. We reserve the right to suspend telephone transfer privileges at any time.

We will employ reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider’s or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should send a Written Notice to our Administrative Center.

Additional Limitations on Transfers. When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, a Certificate Holder who makes frequent transfers among the Subaccounts available under this Certificate causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option’s portfolio securities and the reflection of that change in the Investment Option’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option’s portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by a Certificate Holder between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Certificate Holders and other persons who may have material rights under the Certificate (e.g., Beneficiaries). We endeavor to protect long-term Certificate Holders by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Certificate, and have no arrangements in place to permit any Certificate Holder to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Certificate.

We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Certificate Holders. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Certificates that we believe are related (e.g., two Certificates with the same Certificate Holder or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage use of the dollar cost averaging, asset rebalancing or interest sweep programs.

If transfer activity violates our established parameters, we may apply restrictions that we reasonably believe will prevent any disadvantage to other Certificate Holders and persons with material rights under a Certificate. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Certificate Holders who violate these parameters. If we impose any restrictions on your transfer activity we will notify you in writing. The restrictions that we may impose would be to discontinue your telephone transfer privileges and to require you to make all transfer requests in writing through the U.S. Postal Service. Notwithstanding this, because our policies and procedures are discretionary and may differ among variable insurance contracts and separate accounts it is possible that some Certificate Holders may engage in frequent transfer activity while others may bear the harm associated with such activity.

Please note that the limits and restrictions described here are subject to the Society’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Certificate Holders (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Certificate, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Certificate Holders or intermediaries acting on behalf of Certificate Holders. Moreover, because our procedures to detect frequent transfer activity may not detect such activity before it occurs, some frequent transfer activity may occur before we are able to restrict the activity. Our ability to discourage and restrict frequent transfer activity may also be limited by the provisions of the Certificate.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Certificate Holders, other persons with material rights under the Certificate, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Certificate Holders engaging in frequent transfer activity among the Subaccounts under the Certificate. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option’s policies and procedures require it to restrict or refuse transactions by the Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for imposition of a redemption fee and upon request from the Fund require us to provide transaction information to the Fund and to restrict or prohibit transfers and other transactions that involve the purchase of shares of an Investment Option(s).

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Certificate Holders should be aware that we may not have the contractual obligation or the operational capacity to monitor Certificate Holders’ transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Certificate Holders and other persons who have material rights under the Certificate should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Certificate Holders and other persons with material rights under the Certificate also should be aware that the purchase and redemption orders received by the Investment Options generally are “omnibus” orders from intermediaries such as retirement plans or insurance company separate accounts funding variable annuity contracts or variable insurance policies (“variable contracts”). The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options’ ability to detect and to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies’ policies and procedures fails to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Society, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Certificate Holders engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Society’s ability to satisfy its contractual obligations to Certificate Holders.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Certificate Holders.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future and provide information about your transaction activity to the Funds.

Partial Withdrawals and Surrenders

Partial Withdrawals. You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date.

-	The minimum amount which you may partially withdraw is $500.

-	If your partial withdrawal reduces your Accumulated Value to less than $2,000, it may be treated as a full surrender of the Certificate.

We will process your partial withdrawal based on the net asset value next determined after we receive Written Notice at our Administrative Center. This means that if we receive your Written Notice for partial withdrawal prior to 3:00 p.m. central time on a Business Day, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice for partial withdrawal at or after 3:00 p.m. central time on a Business Day, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time on the following Business Day. You may annually withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge. Any applicable surrender charge will be deducted from your Accumulated Value. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

For inherited Nonqualified Certificates, you must begin taking required minimum distributions (as determined under Section 72(s) of the Code), or payments must have started under a prior inherited nonqualified annuity, within one year of the date of death of the decedent (the person whose death triggered your right to receive death benefit proceeds). If you do not select a payment date or if you select a payment date that is beyond one year from the date of the death of the decedent, we will process your required minimum distributions as required by applicable law. Surrender charges do not apply to these required minimum distributions.

You may specify the amount of the partial withdrawal to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we may make the partial withdrawal from each Subaccount or the Declared Interest Option based on the proportion that these values bear to the total Accumulated Value on the date we receive your request at our Administrative Center.

Should your partial withdrawal result in a full surrender of your Certificate, we will contact you or your registered representative, prior to processing, to explain the consequences of the withdrawal and confirm your Written Notice.

Minimum Accumulated Value. Certificates issued on or after [May 1], 2025 will terminate if the Accumulated Value decreases to $0 for any reason.

Surrender. You may surrender your Certificate upon Written Notice on or before the Retirement Date. We will determine your Net Accumulated Value based on the net asset value next determined after we receive your Written Notice and your Certificate at our Administrative Center. This means that if we receive your Written Notice to surrender the Certificate prior to 3:00 p.m. central time on a Business Day, we will calculate the Net Accumulated Value for your Certificate as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender the Certificate at or after 3:00 p.m. central time on a Business Day, we will calculate the Net Accumulated Value of your Certificate as of 3:00 p.m. central time on the following Business Day.

You may choose to have the Net Accumulated Value distributed to you as follows:

-	under a settlement option; or

-	in a lump sum.

If you do not choose a payment option, we will distribute the Net Accumulated Value to you in a lump sum payment.

Facsimile Requests. You may request a partial withdrawal from or surrender of your Certificate via facsimile.

-	Facsimile requests must be directed to 1-309-558-3151 at our Administrative Center. We are not liable for the timely processing of any misrouted facsimile request.

-	A request must identify your name and Certificate number. We may require your address or social security number be provided for verification purposes.

-	We will compare your signature to your original Certificate application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization to be provided. You should be able to obtain a signature guarantee from your bank, broker, credit union (if authorized under state law) or savings association. A notary public cannot provide a signature guarantee.

-	Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Administrative Center. We treat facsimile requests as having been received based upon the time noted at the end of the transmission.

-	A separate confirmation letter will be sent to you upon completion of the transaction.

-	We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage, or expense from complying with facsimile requests we reasonably believe to be authentic.

CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a Written Notice to our Administrative Center. We are not liable for any processing delays related to a failure of the telephone system.

-	We reserve the right to deny any transaction request made by facsimile.

We may terminate this privilege at any time.

Surrender and Partial Withdrawal Restrictions. Your right to make partial withdrawals and surrenders is subject to any restrictions imposed by applicable law or employee benefit plan. You may realize adverse federal income tax consequences, including a 10% additional tax, upon utilization of these features. See “FEDERAL TAX MATTERS—Taxation of Annuities” and “—Taxation of Qualified Plans.”

Abandoned Property Requirements

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or date the death benefit is due and payable. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit proceeds (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change. Please call 1-800-447-9811 to make such changes.

Proceeds on the Retirement Date

You select the Retirement Date. There is no minimum Annuitant age for the Retirement Date.

You may change the Retirement Date at any time before distribution payments begin, subject to these limitations:

-	we must receive Written Notice at our Administrative Center;

-	the requested Retirement Date must be a date that is at least 30 days after receipt of the Written Notice; and

-	the requested Retirement Date must be no later than any date required by law.

On the Retirement Date, we will apply the proceeds under a life income annuity settlement option with ten years guaranteed (120 payments), unless you choose to have the proceeds paid under another option. If you die before 120 payments have been received, we will make any remaining payments to the Beneficiary. There is no death benefit payable if the Annuitant dies after the Retirement Date. For Certificates eligible for variable settlement options, the option is available as either a fixed or variable settlement option. You must make a selection to receive payments on a fixed or variable basis before payments can commence. See “SETTLEMENT OPTIONS” for more information about the settlement options available under your Certificate. Surrender charges may be assessed in connection with the settlement option you choose. (See “CHARGES AND DEDUCTIONS – Surrender Charge (Contingent Deferred Sales Charge) – Surrender Charge at the Retirement Date”)

Payments

We will usually pay any surrender, partial withdrawal or death benefit within seven days of receipt of a Written Notice at our Administrative Center. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:

-	the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

-	the SEC permits by an order the postponement for the protection of Certificate Holders; or

-	the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account’s net assets not reasonably practicable.

If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

If, under SEC rules, the Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial withdrawal, surrender or death benefit from the Money Market Subaccount until the Portfolio is liquidated.

We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at a rate equal to the minimum rate guaranteed in the Certificate (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received in Good Order.

If mandated under applicable law, we may be required to block a Certificate Holder’s account and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or death benefits until instructions are received from the appropriate regulator. We may be required to provide additional information about you and your Certificate to government regulators.

Modification

You may modify your Certificate only if one of our officers agrees in writing to such modification. Upon notification to you, we may modify your Certificate if:

-	necessary to make your Certificate or the Account comply with any law or regulation issued by a governmental agency to which the Society is subject;

-	necessary to assure continued qualification of your Certificate under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

-	necessary to reflect a change in the operation of the Account; or

-	the modification provides additional Subaccount and/or fixed accumulation options.

We will make the appropriate endorsement to your Certificate in the event of most such modifications.

Reports to Certificate Holders

We will mail to you, at least annually, a report containing the Accumulated Value of your Certificate (reflecting each Subaccount and the Declared Interest Option), premiums paid, withdrawals taken and charges deducted since your last report, and any other information required by any applicable law or regulation.

Inquiries

You may contact the Society at our Administrative Center if you have any questions regarding your Certificate.

Change of Address

We confirm all Certificate Holder change of address requests by sending a confirmation to both the old and new addresses.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

Charge for Partial Withdrawal or Surrender. We apply a charge if you make a partial withdrawal from or surrender your Certificate during the first eight Certificate Years.

Certificate Year in Which Withdrawal Occurs	Charge as Percentage of Amount Withdrawn
1	8%
2	7
3	6
4	5
5	4
6	3
7	2
8	1
9 and after	0

If surrender charges are not sufficient to cover sales expenses, the loss will be borne by the Society; conversely, if the amount of such charges proves more than enough, the Society will retain the excess. In no event will the total surrender charges assessed under a Certificate exceed 9% of the total premiums paid under that Certificate.

If the Certificate is being surrendered, the surrender charge is deducted from the Accumulated Value in determining the Net Accumulated Value. For a partial withdrawal, the surrender charge may, at the election of the Certificate Holder, be deducted from the Accumulated Value remaining after the amount requested is withdrawn or be deducted from the amount of the withdrawal requested.

Amounts Not Subject to Surrender Charge. In each Certificate Year, you may withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge (the “10% withdrawal privilege”). Under the 10% withdrawal privilege, you may receive up to 10% of the Accumulated Value as of the most recent prior Certificate Anniversary through a single or multiple withdrawal(s) in a Certificate Year. You may not carry over any unused portion of the 10% withdrawal privilege to any subsequent Certificate Year. Surrender charges do not apply to required minimum distributions under an inherited Nonqualified Certificate.

Surrender Charge at the Retirement Date. We may assess a surrender charge against your Accumulated Value at the Retirement Date. For Certificates issued prior to [May 1], 2025, we reduce the surrender charge at the Retirement Date as follows: (i) if you elect to receive a life contingent settlement option, we do not apply a surrender charge; or (ii) if you elect fixed annuity payments under payment options 2 or 4, we add the fixed number of years for which payments will be made under the payment option to the number of Certificate Years since the Issue Date to determine the Certificate Year in which the surrender occurs for purposes of determining the charge that would apply based on the Table of Surrender Charges. For Certificates issued on or after [May 1], 2025 in the State of Florida, we do not apply a surrender charge if you elect to receive a life contingent settlement option.

Waiver of Surrender Charge. You may surrender this Certificate without incurring a surrender charge after the first Certificate Year if the Annuitant is terminally ill, stays in a qualified nursing center for 90 consecutive days, or is required to satisfy minimum distribution requirements in accordance with the Code, and as defined in your Certificate. We must receive Written Notice, before the Retirement Date, at our Administrative Center in order to activate this waiver. This waiver is not available in all states.

Annual Administrative Charge

We apply an annual administrative charge of $30 on the Issue Date and on each Certificate Anniversary prior to the Retirement Date. We deduct this charge from your Accumulated Value and use it to reimburse us for administrative expenses relating to your Certificate. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Investment Option’s value bears to the total Accumulated Value. We do not assess this charge during the annuity payment period.

We currently waive the annual administrative charge:

-	on the Issue Date if your initial premium payment is $50,000 or greater, or

-	if the Accumulated Value is $50,000 or greater on each subsequent Certificate Anniversary.

We may terminate this waiver at any time.

We guarantee that the annual administrative charge will not exceed $45. We may realize a profit from this charge.

Transfer Processing Fee

We do not assess the transfer processing fees for the first twelve transfers during a Certificate Year, but may assess a $25 charge for the thirteenth and each subsequent transfer in a Certificate Year.

We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made. For Certificates issued prior to [May 1], 2025, the transfer processing fee may be paid in cash, if preferred. We may realize a profit from this fee.

Mortality and Expense Risk Charge

We apply a daily mortality and expense risk charge at an annual rate of 1.40% (daily rate of 0.0038091%) (approximately 1.01% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Society for assuming mortality and expense risks. This charge is included in the base certificate expenses listed in the Fee Tables.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Certificate were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the Annuitant dies before the Retirement Date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.

We may realize a profit from this charge and we may use such profit for any lawful purpose including paying distribution expenses.

Investment Option Expenses

The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option.

Taxes

Currently, we do not charge for any federal, state or local taxes which may be incurred by the Society and be attributable to the Account or the Certificates. We reserve the right, however, to make such a charge in the future.

SETTLEMENT OPTIONS

The accumulation phase of your Certificate ends on the Retirement Date you select (see “DESCRIPTION OF ANNUITY CERTIFICATE—Proceeds on the Retirement Date”). At that time, your proceeds will be applied under a settlement option, unless you elect to receive this amount in a single sum. The proceeds are the amount we apply to a settlement option. The amount of proceeds will equal either: (1) the Net Accumulated Value if you are surrendering your Certificate; (2) the death benefit if the Annuitant dies; or (3) the amount of any partial withdrawal you apply to a settlement option. Although tax consequences may vary depending on the settlement option elected, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. Once the investment in your Certificate has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. For some Qualified Certificates, the investment in the Certificate can be zero.

Prior to the Retirement Date, you may elect to have your proceeds applied under a settlement option, or a Beneficiary can have the death benefit applied under a settlement option. In either case, the Certificate must be surrendered for a lump sum payment to be made, or for a supplemental contract to be issued for the settlement option. The supplemental contract will show the rights and benefits of the payee(s) under the settlement option selected. For Qualified Certificates, please note that not all settlement options will satisfy required minimum distribution rules for every Beneficiary. For inherited Nonqualified Certificates, you may not elect any of the settlement options; the surrender value of your Certificate as of the Retirement Date will be paid to you in a single sum.

For Certificates issued prior to [May 1], 2025, you can choose whether to apply any portion of your proceeds to provide either fixed annuity payments, variable annuity payments, or a combination of both. If you elect to receive variable annuity payments, then you also must select the Subaccounts to which we will apply your proceeds. For Certificates issued on or after [May 1], 2025, you can choose to apply any portion of your proceeds to the fixed annuity payment options.

The annuity payment date is the date you select as of which we compute annuity payments. We compute the first annuity payment as of the initial annuity payment date you select. All subsequent annuity payments are computed as of annuity payment dates. These dates will be the same day of the month as the initial annuity payment date or the first Business Day thereafter if the same day of a subsequent month as the initial annuity payment date is not a Business Day.

Monthly annuity payments will be computed as of the same day each month as the initial annuity payment date. Quarterly annuity payments will be computed as of the same day in the 3rd, 6th, 9th, and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Semi-annual annuity payment dates will be computed as of the same day in the 6th and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Annual annuity payments will be computed as of the same day in each year as the initial annuity payment date. If you do not select a payment frequency, we will make monthly payments. Your choice of payment frequency and payout period will affect the amount of each payment. Increasing the frequency of payments or increasing the payout period will reduce the amount of each payment.

Description of Settlement Options

Fixed Settlement Options:

Option 1—Deposit at Interest. The proceeds are left with the Society to earn a set interest rate. For Certificates issued prior to December 1, 2020, the rate of interest will not be less than a minimum annual interest rate of 3%. For Certificates issued on or after December 1, 2020, the rate of interest will not be less than a minimum annual interest rate of 1%. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

Option 2—Income For a Fixed Period. The proceeds are paid in equal installments for a fixed number of years from one to 30 years.

Option 3—Life Income with Guaranteed Period. The proceeds are paid in equal amounts (at intervals elected by the payee) during the payee’s lifetime with the guarantee that payments will be made for a specified number of years. The number of years may be 10 years, 20 years or the period required for the total payments to equal the proceeds applied.

Option 4—Income of a Fixed Amount. The proceeds are paid in equal installments (at intervals elected by the payee) for a specific amount and will continue until all the proceeds plus interest are exhausted. For Certificates issued prior to December 1, 2020, proceeds will be credited at the rate of interest of 3% per year. For Certificates issued on or after December 1, 2020, proceeds will be credited at the rate of interest of 1% per year.

Option 5—Joint and Survivor Life Income. The proceeds are paid in equal monthly installments while two joint payees live. When one payee dies, future payments equal to two-thirds of the initial payment will be made to the survivor for his or her lifetime.

Fixed settlement options 1, 2 and 4 may not, in all cases, satisfy the minimum required distribution rules for Qualified Certificates. Please consult your tax adviser.

Variable Settlement Options (not available for Certificates issued on or after [May 1], 2025):

Option A—Life Income with Guaranteed Period. The proceeds are paid (at intervals elected by the payee) during the payee’s lifetime with the guarantee that payments will be made for 10 or 20 years.

Option B—Joint and Survivor Life Income. The proceeds are paid in monthly installments while two joint payees live. When one payee dies, future payments will be made to the survivor for his or her lifetime.

Alternate Settlement Options:

The Society may make available alternate settlement options.

If you have a Qualified Certificate, not all settlement options will satisfy required minimum distribution rules, particularly as those rules apply to your designated Beneficiary after your death. For deaths occurring on or after January 1, 2020, subject to certain exceptions most non-spouse Beneficiaries must now complete distributions within ten years of the death in order to satisfy required minimum distribution rules. Consult a tax adviser before selecting a settlement option.

Election of Settlement Options and Annuity Payments

While the Annuitant is living, you may elect, revoke or change a settlement option at any time before the Retirement Date. Upon an Annuitant’s death, if a settlement option is not in effect or if payment will be made in one lump sum under an existing option, the Beneficiary may elect one of the options.

We will initiate an election, revocation or change of a settlement option upon receipt of your Written Notice at our Administrative Center.

We have provided a brief description of the available settlement options above. The term “effective date” means the date as of which the proceeds are applied to a settlement option. The term “payee” means a person who is entitled to receive payment under a settlement option.

Fixed Annuity Payments. Fixed annuity payments are periodic payments we make to the designated payee. We calculate the amount of each fixed annuity payment based on:

-	the settlement option selected;

-	the payee’s age and sex;

-	the dollar amount of proceeds being applied to a settlement option, and

-	the applicable settlement option rates.

For Certificates issued prior to December 1, 2020, we use a minimum annual interest rate of 3% to compute fixed annuity payments. For Certificates issued on or after December 1, 2020, we use a minimum annual interest rate of 1% to compute fixed annuity payments.

We may, in our sole discretion, make fixed annuity payments based on a higher annual interest rate, which may be changed by the Society.

We reserve the right to refuse the election of a settlement option, and to make a lump sum payment to the payee if:

(1)	the total proceeds would be less than $5,000;

(2)	the amount of each payment would be less than $50; or

(3)	the payee is an assignee, estate, trustee, partnership, corporation, or association.

Under Option 1, the proceeds earn a set interest rate and the payee may elect to receive some or all of the interest in periodic payments. Under Option 4, proceeds are paid in amounts and at intervals specified by the payee. For each other settlement option, we determine the dollar amount of the first fixed annuity payment by multiplying the dollar amount of proceeds being applied to purchase fixed annuity payments by the settlement option rate for the selected settlement option. Subsequent fixed annuity payments are of the same dollar amount unless we make payments based on an interest rate different from the interest rate we use to compute the first payment. A payee may elect to withdraw any unpaid balance of proceeds under Options 1 or 4, or may elect to receive the commuted value of any remaining payments under Option 2. Options 3 and 5 have no withdrawal rights. For Certificates issued prior to December 1, 2020, reserves and net single premiums for fixed settlement options involving life contingencies are based on the “Annuity 2000” individual annuity mortality table with interest at 3% per year. For Certificates issued on or after December 1, 2020, net single premiums for fixed settlement options involving life contingencies are based on the “Annuity 2000” individual annuity mortality table with interest at 1% per year. For Certificates issued on or after December 1, 2020 in Oregon, unisex settlement option factors will be used when required by law and are based on an 80% female/20% male blend of the Annuity 2000 individual annuity mortality table. Reserves are based on the prevailing mortality table(s) and interest rate(s).

Variable Annuity Payments. Variable annuity payments are periodic payments we make to the designated payee, the amount of which varies from one annuity payment date to the next as a function of the investment performance of the Subaccounts selected to support such payments. The payee may elect to receive variable annuity payments only under Options A and B. We determine the dollar amount of the first variable annuity payment by multiplying the dollar amount of proceeds being applied to purchase variable annuity payments on the effective date by the settlement option rate for the selected settlement option. Therefore, the dollar amount of the first variable annuity payment will depend on:

-	the settlement option selected;

-	the payee’s age and sex;

-	the dollar amount of proceeds being applied to a settlement option; and

-	the assumed interest rate used.

We calculate the dollar amount of the initial variable annuity payment attributable to each Subaccount by multiplying the dollar amount of proceeds to be allocated to that Subaccount on the effective date (as of 3:00 p.m. central time on a Business Day) by the settlement option rate for the selected settlement option. The dollar value of the total initial variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

An “annuity unit” is a measuring unit we use to monitor the value of the variable annuity payments. We determine the number of annuity units attributable to a Subaccount by dividing the initial variable annuity payment attributable to that Subaccount by the annuity unit value (described below) for that Subaccount for the Valuation Period ending on the effective date or during which the effective date falls if no Valuation Period ends on such date. The number of annuity units attributable to each Subaccount remains constant unless there is a transfer of annuity units (see “Variable Settlement Options—Transfer of Annuity Units” below).

We calculate the dollar amount of each subsequent variable annuity payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending as of the annuity payment date. The dollar value of each subsequent variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

The annuity unit value of each Subaccount for its first Valuation Period was set at $1.00. The annuity unit value for each subsequent Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

(a)	is the annuity unit value for the immediately preceding Valuation Period;

(b)	is the net investment factor for that Valuation Period (described below); and

(c)	is the daily assumed interest factor for each day in that Valuation Period. The assumed interest rate we use for variable annuity settlement options is 5% per year. The daily assumed interest factor derived from an assumed interest rate of 5% per year is 0.9998663.

We calculate the net investment factor for each Subaccount for each Valuation Period by dividing (x) by (y) and subtracting (z) from the result where:

(x)	is the net result of:

1.	the value of the net assets in the Subaccount as of the end of the current Valuation Period; PLUS

2.	the amount of investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the current Valuation Period; MINUS

3.	the amount of capital losses, realized or unrealized, charged against the net assets of the Subaccount during the current Valuation Period;

(y)	is the net asset value of the Subaccount for the immediately preceding Valuation Period; and

(z)	is the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

If the annualized net investment return of a Subaccount for an annuity payment period is equal to the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. If the annualized net investment return of a Subaccount for an annuity payment period exceeds the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will be greater than the payment for the prior period. To the extent that such annualized net investment return is less than the assumed interest rate, the payment for that period will be less than the payment for the prior period.

For variable annuity payments, we reserve the right to:

(1)	refuse the election of a settlement option if total proceeds are less than $5,000;

(2)	refuse to make payments of less than $50 each; or

(3)	refuse the election of a settlement option if the payee is an assignee, estate, trustee, partnership, corporation or association.

Variable Settlement Options—Transfer of Annuity Units. By making a written or telephone request to us at any time after the effective date, the payee may transfer the dollar value of a designated number of annuity units of a particular Subaccount for an equivalent dollar amount of annuity units of another Subaccount. The transfer request will take effect as of the end of the Valuation Period when we receive the request in Good Order. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the end of the transmission.

On the date of the transfer, the dollar amount of a variable annuity payment generated from the annuity units of either Subaccount would be the same. The payee may transfer the dollar amount of annuity units of one Subaccount for annuity units of another Subaccount an unlimited number of times. We only permit such transfers between the Subaccounts.

Variable Settlement Options—Surrenders. By Written Notice, a payee may make a full surrender of the remaining term certain payments in a variable settlement option and receive the surrender value. We do not allow any partial withdrawals of the dollar amounts allocated to a variable settlement option. The surrender value is equal to the commuted value of remaining term certain payments in a variable settlement option.

The commuted value is the present value of the remaining stream of term certain payments in the guarantee period of a variable settlement option, computed using the assumed interest rate and the annuity unit value(s) calculated as of the date we receive your surrender request in Good Order. This means that if we receive your Written Notice to surrender prior to 3:00 p.m. central time on a Business Day, we will calculate the annuity unit values as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender at or after 3:00 p.m. central time on a Business Day, we will calculate the annuity unit values as of 3:00 p.m. central time on the following Business Day. We assume that each payment under a variable settlement option would be equal to the sum of the number of annuity units in each Subaccount multiplied by the applicable annuity unit value for each Subaccount as of the end of the Valuation Period on the payment date selected.

Please refer to APPENDIX B for more information on variable annuity payments.

YIELDS AND TOTAL RETURNS

We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option’s total operating expenses. (See the accompanying Investment Option prospectuses.)

The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment. The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52 weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one- five- and ten-year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Certificate charges which were in effect at inception of the Subaccounts.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. The standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Certificate at the end of each period indicated).

In addition to standardized average annual total return, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Society may disclose cumulative total return for Certificates funded by Subaccounts.

Each Investment Option’s yield and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Thomson Reuters Lipper (“Lipper”) and the Morningstar Annuity Intelligence (“MAI”) are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by MAI compare only variable annuity issuers. The performance analyses prepared by Lipper and MAI each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, MAI prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio’s investment experience is positive.

FEDERAL TAX MATTERS

The following discussion is general and is not intended as tax advice.

Introduction

This discussion is based on the Society’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

A Certificate may be purchased on a nonqualified basis (“Nonqualified Certificate”) or purchased and used in connection with plans qualifying for favorable tax treatment (“Qualified Certificate”). A Qualified Certificate is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the “Code”). The effect of federal income taxes on amounts held under a Certificate or annuity payments, and on the economic benefit to the Certificate Holder, the Annuitant or the Beneficiary depends on the type of retirement plan, and the tax and employment status of the individual concerned. In addition, an individual must satisfy certain requirements in connection with:

-	purchasing a Qualified Certificate with proceeds from a tax-qualified plan, and

-	receiving distributions from a Qualified Certificate in order to continue to receive favorable tax treatment.

Therefore, purchasers of Qualified Certificates are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Certificates are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

Tax Status of the Certificate

The Society believes that the Certificate will be subject to tax as an annuity contract under the Code, which generally means that any increase in Accumulated Value will not be taxable until monies are received from the Certificate, either in the form of annuity payments or in some other form. The following Code requirements must be met in order to be subject to annuity contract treatment for tax purposes:

Diversification Requirements. Section 817(h) of the Code provides that separate account investments must be “adequately diversified” in accordance with Treasury regulations in order for Nonqualified Certificates to qualify as annuity contracts for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. We do not have control over the Funds or their investments. Nonetheless, the Society believes that each Investment Option in which the Account owns shares will meet the diversification requirements.

Certificate Holder Control. In some circumstances, variable annuity Holders who retain excessive control over the investment of the underlying separate account used to support their Certificates may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets. Although published guidance in this area does not address certain aspects of the Certificates, we believe that the Certificate Holder should not be treated as the owner of the assets of the Account. We reserve the right to modify the Certificate to bring it into conformity with applicable standards should such modification be necessary to prevent a Certificate Holder from being treated as the owner of the underlying assets of the Account.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Nonqualified Certificate to provide that:

-	if any Certificate Holder dies on or after the Retirement Date but before the interest in the Certificate has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Certificate Holder’s death; and

-	if any Certificate Holder dies prior to the Retirement Date, the interest in the Certificate will be distributed within five years after the date of the Certificate Holder’s death.

These requirements will be considered satisfied as to any portion of a Certificate Holder’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Certificate Holder’s death. A Certificate Holder’s designated Beneficiary is the person named by such Certificate Holder as a Beneficiary and to whom control of the Certificate passes by reason of death and must be a natural person. However, if the designated Beneficiary is the surviving spouse of the Certificate Holder, the Certificate may be continued with the surviving spouse as the new Certificate Holder. Note: The right of a spouse to continue the Certificate, and all Certificate provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriage must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Nonqualified Certificates contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Society intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise. Other rules may apply to Qualified Certificates.

Taxation of Annuities

The following discussion assumes that the Certificates will qualify as annuity contracts for federal income tax purposes.

In General. Section 72 of the Code governs taxation of annuities in general. The Society believes that a Certificate Holder who is a natural person is not taxed on increases in the value of a Certificate until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulated Value (and in the case of certain Qualified Certificates, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or settlement option) is taxable as ordinary income.

Non-Natural Certificate Holder. A non-natural Certificate Holder of an annuity contract generally must include any increase in the excess of cash value over the “investment in the contract” as income during the taxable year. However, there are some exceptions to this rule. Certain Certificates will generally be treated as held by a natural person if:

-	the nominal Certificate Holder is a trust or other entity which holds the Certificate as an agent for a natural person (but not in the case of certain nonqualified deferred compensation arrangements);

-	the Certificate is acquired by an estate of a decedent by reason of the death of the decedent;

-	the Certificate is issued in connection with certain Qualified Plans;

-	the Certificate is purchased by an employer upon the termination of certain Qualified Plans;

-	the Certificate is used in connection with a structured settlement agreement; or

-	the Certificate is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

A prospective Certificate Holder that is not a natural person should discuss these exceptions with their tax adviser.

The following discussion generally applies to Certificates owned by natural persons.

Partial Withdrawals and Complete Surrenders. Under Section 72(e) of the Code, if a partial withdrawal is taken from a Qualified Certificate, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the participant’s total accrued benefit or balance under the retirement plan. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Certificate which was not excluded from the individual’s gross income. For Certificates issued in connection with qualified plans, the investment in the contract can be zero. Special tax rules may be available for certain distributions from Qualified Certificates, and special rules apply to distributions from Roth IRAs.

Under Section 72(e) of the Code, if a partial withdrawal is taken from a Nonqualified Certificate (including a withdrawal under the systematic withdrawal option), amounts received are generally first treated as taxable income to the extent that the Accumulated Value immediately before the partial withdrawal exceeds the investment in the certificate at that time. Any additional amount withdrawn is not taxable.

In the case of a surrender under a Qualified or Nonqualified Certificate, the amount received generally will be taxable only to the extent it exceeds the investment in the contract.

Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity Certificate for another and the Certificate received is treated as a new Certificate for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Section 1035 transactions and prospective Certificate Holders wishing to take advantage of Section 1035 should consult their tax adviser.

Annuity Payments. Although tax consequences may vary depending on the settlement option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Certificate because of the death of the Certificate Holder. Generally, such amounts are includible in the income of the recipient as follows:

-	if distributed in a lump sum, they are taxed in the same manner as a surrender of the Certificate, or

-	if distributed under a settlement option, they are taxed in the same way as annuity payments.

For these purposes, the investment in the contract remains the amount of any purchase payments which were not excluded from gross income.

Additional Tax on Certain Withdrawals. In the case of a distribution from a Nonqualified Certificate, a 10% additional federal tax may be imposed. However, generally, there is no additional tax applied on distributions:

-	made on or after the taxpayer reaches age 59 1/2;

-	made on or after the death of the holder (or if the holder is not an individual, the death of the Annuitant);

-	attributable to the taxpayer becoming disabled;

-	as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary;

-	made under certain annuities issued in connection with structured settlement agreements;

-	made under an annuity contract that is purchased with a single premium when the Retirement Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period.

Other taxes may apply to certain distributions under a Qualified Certificate. Certificate Holders should consult their tax adviser.

Account Charges. It is possible that the Internal Revenue Service may take a position that any charges or deemed charges for certain benefits should be treated as taxable distributions to you. In particular, the Internal Revenue Service could take the position that any deemed charges associated with the Incremental Death Benefit Rider constitute a taxable withdrawal, which might also be subject to an additional tax if the withdrawal occurs prior to your reaching age 59 1/2. Although we do not believe that these amounts, if any, should be treated as taxable withdrawals, you should consult your tax adviser prior to selecting any benefit under the Certificate.

Transfers, Assignments or Exchanges of a Certificate

Certain tax consequences may result upon:

-	a transfer of control of a Certificate,

-	a pledge of a Certificate as collateral for a loan,

-	the designation of a payee or other Beneficiary who is not also the Certificate Holder,

-	the selection of certain Retirement Dates, or

-	the exchange of a Certificate.

A Certificate Holder contemplating any of these actions should consult their tax adviser.

Withholding

Generally, distributions from a Certificate are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the Certificate Holder’s tax status. The Certificate Holder generally can elect not to have withholding apply.

Eligible rollover distributions from Section 401(a) plans, Section 403(a) annuities and Section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An “eligible rollover distribution” is any distribution to an employee (or employee’s spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if: (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA, or tax sheltered annuity or to a governmental 457(b) plan that agrees to separately account for rollover contributions; or (ii) non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Multiple Certificates

All nonqualified deferred annuity Certificates entered into after October 21, 1988 that are issued by the Society (or its affiliates) to the same Certificate Holder during any calendar year are treated as one annuity Certificate for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% additional tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more annuity Certificates purchased by the same Certificate Holder. Accordingly, a Certificate Holder should consult a competent tax adviser before purchasing more than one annuity Certificate.

Taxation of Qualified Plans

The Certificates are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

-	contributions in excess of specified limits;

-	distributions prior to age 59 1/2 (subject to certain exceptions);

-	distributions that do not conform to specified commencement and minimum distribution rules; and

-	other specified circumstances.

Therefore, no attempt is made to provide more than general information about the use of the Certificates with the various types of qualified retirement plans. Certificate Holders, plan participants and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Certificate, but the Society shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Certificate, unless the Society consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Certificate administration procedures. Certificate Holders, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Certificates comply with applicable law.

For qualified plans under Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Annuitant (or plan participant) (i) reaches their “applicable age” or (ii) retires, and must be made in a specified form or manner. If the individual attains (i) age 70 ½ before 2020, the applicable age is 70 ½; (ii) age 72 during or after 2020 but before 2023, the applicable age is 72; (iii) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (iv) age 74 after 2032, the applicable age is 75. If the plan participant is a “5 percent owner” (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Annuitant (or plan participant) reaches their applicable age. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Annuitant (or plan participant) reaches their applicable age. For Roth IRAs under Section 408A, distributions are not required during the Annuitant’s (or plan participant’s) lifetime. If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax adviser.

Brief descriptions follow of the various types of qualified retirement plans available in connection with a Certificate. The Society will amend the Certificate as necessary to conform it to the requirements of the Code.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Certificates to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Certificate is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Certificate. Employers intending to use the Certificate with such plans should seek competent advice.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA.” These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be “rolled over” on a tax-deferred basis into an IRA. Sales of the Certificate for use with IRAs may be subject to special requirements of the Internal Revenue Code. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of an amount specified in the Code for the year or 100% of the amount of compensation includible in the Annuitant’s gross income for the year and may be deductible in whole or in part depending on the individual’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% additional tax. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

SEP IRAs. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

SIMPLE IRAs. Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation. The sponsoring employer is required to make a matching, or non-elective, contribution on behalf of contributing employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% additional tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or conversion from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. Such conversions are subject to a 10% additional tax if they are distributed before five years have passed since the year of the conversion. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% additional tax may apply to distributions made:

-	before age 59 1/2 (subject to certain exceptions), or

-	during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Certificate that will provide an annuity for the employee’s retirement. These premiums may be subject to FICA (social security) tax. Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of:

-	elective contributions made in years beginning after December 31, 1988;

-	earnings on those contributions; and

-	earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distribution of those amounts may only occur upon:

-	death of the employee,

-	attainment of age 59 1/2,

-	severance from employment,

-	disability, or

-	financial hardship.

Effective for plan years beginning in 2024, distributions of elective contributions, qualified non-elective contributions, qualified matching contributions, and gains attributable to such contributions may be made on account of hardship. Under prior tax law provisions, distributions on account of hardship generally were limited to amounts attributable to elective contributions.

If your Certificate was issued in connection with a qualified plan under Section 403(b) of the Code, we generally are required to confirm, with your plan sponsor or otherwise, that surrenders, partial withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Certificate, and transactions under the Certificate and any other contracts or accounts you have under the qualified plan under Section 403(b) of the Code among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Death Benefits. The Performance Enhanced Death Benefit or Incremental Death Benefit Rider could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or tax-sheltered annuity. Because these death benefits may exceed this limitation, employers using the Certificate in connection with such plans should consult their tax adviser.

Restrictions under Qualified Certificates. Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Certificates or under the terms of the plans in respect of which Qualified Certificates are issued.  Please note that for deaths occurring on or after January 1, 2020, most non-spouse designated Beneficiaries will have to take post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries” which include disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. Consult a tax adviser if you may be affected by these changes.

Possible Charge for the Society’s Taxes

The Society currently makes no charge against the Accumulated Value for any federal, state or local taxes that may be incurred by the Society and be attributable to the Subaccounts or the Certificates. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Society determines to be properly attributable to the Subaccounts or to the Certificates.

Other Tax Consequences

As noted above, the foregoing comments about the federal tax consequences under these Certificates are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Certificate could change by legislation or otherwise.

Federal Estate, Gift and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified tax adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax. Distribution from nonqualified annuity contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax adviser for more information.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

Definition of “Spouse.” The Certificate provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise. All Certificate provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriage must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

DISTRIBUTION OF THE CERTIFICATES

We have entered into a distribution agreement with our affiliate, MWA Financial Services, Inc. (“MWAFS”) for the distribution and sale of the Certificates. MWAFS may sell the Certificates through its registered representatives.

MWAFS may receive a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Certificate assets allocated to the Investment Option: American Funds IS Asset Allocation Fund—Class 2, American Funds IS Capital World Bond Fund®—Class 2, American Funds IS Growth Fund—Class 2 and American Funds IS Growth-Income Fund—Class 2; BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Service Share Class; Fidelity® VIP Balanced Portfolio—Service Class 2, Fidelity® VIP Energy Portfolio—Service Class 2, Fidelity® VIP High Income Portfolio—Service Class 2, Fidelity® VIP Mid Cap Portfolio—Service Class 2 and Fidelity® VIP Strategic Income Portfolio—Service Class 2; and Franklin DynaTech VIP Fund—Class 2, Franklin Income VIP Fund—Class 2, Franklin Small Cap Value VIP Fund—Class 2 and Franklin Strategic Income VIP Fund—Class 2. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares.

We pay commissions to MWAFS for the sale of the Certificates by its registered representatives. The maximum commissions payable will be 4.3% of the premiums paid under a Certificate during the first Certificate Year and 3% of the premiums paid in the second and subsequent Certificate Years, except that an additional commission of up to 0.30% may be paid in the third and subsequent Certificate Years based upon the Accumulated Value at the end of the prior Certificate Year.

MWAFS passes through commissions it receives to its registered representatives and does not retain any override as distributor for the Certificates. However, under the distribution agreement with MWAFS, we pay the following sales expenses: manager and registered representative compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Certificates.

Proceeds from the Surrender Charge on the Certificates are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

Because registered representatives of MWAFS are also insurance agents of the Society, they and their managers are eligible for various cash benefits such as bonuses, insurance benefits and financing arrangements and non-cash compensation programs that we may provide jointly with MWAFS. These programs include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, subject to applicable regulatory requirements. Sales of the Certificates may help registered representatives and/or their managers qualify for such benefits. In addition, MWAFS registered representatives who meet certain Society productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Certificates, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

See “DISTRIBUTION OF THE CERTIFICATES” in the Statement of Additional Information for more information concerning compensation paid for the sale of the Certificates.

Under the BrokerCheck Program, Financial Industry Regulatory Authority (“FINRA”) provides certain information regarding the disciplinary history of member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA’s BrokerCheck Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure is available that includes information describing FINRA BrokerCheck.

Investor concerns may be directed to MWA Financial Services, Inc. at 1701 1st Avenue, Rock Island, IL 61201 or by calling our toll-free number at 1-866-628-6776.

LEGAL PROCEEDINGS

The Society, like other insurers, is involved in lawsuits. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Society believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, the ability of MWA Financial Services, Inc. to perform its contract with the Society or the ability of the Society to meet its obligations under the Certificate.

VOTING RIGHTS

To the extent required by law, the Society will vote Fund shares held in the Account at regular and special shareholder meetings of the Funds, in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, the Society determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have allocated or transferred Accumulated Value or proceeds, and may include fractional votes. The number of votes attributable to a Subaccount is determined by dividing your Accumulated Value or proceeds in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.

The number of votes of an Investment Option that are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by each Fund.

The Society will vote Fund shares attributable to Certificates as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Certificates) in proportion to the voting instructions received with respect to all Certificates participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro-rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of Certificate Holders or contract owners determining the outcome of a vote.

ADMINISTRATIVE SERVICES AGREEMENT

The Certificates are administered by se2, LLC (“se2”), a Kansas limited liability company having its principal offices at 5801 SW 6th Avenue, Topeka, Kansas 66636-0001, pursuant to an administrative services agreement between the Society and se2. Se2 also maintains records of transactions relating to the Certificates and provides other services.

FINANCIAL STATEMENTS

The audited statutory-basis balance sheets of the Society as of December 31, 2024 and 2023, and the related statutory-basis statements of operations, changes in surplus and cash flow for each of the three years in the period ended December 31, 2024, and the related report of Ernst & Young LLP, Independent Auditor, are contained in the Statement of Additional Information. Likewise the audited statements of assets and liabilities of the Account as of December 31, 2024, and the related statements of operations and changes in net assets for the periods indicated thereon, as disclosed in the financial statements, as well as the related report of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

The Society’s statutory-basis financial statements should be considered only as bearing on the Society’s ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Account.

APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CERTIFICATE

The following is a list of Investment Options available under the Certificate. More information about the Investment Options is available in the prospectuses for the Investment Options, which may be amended from time and time and can be found online at https://www.modernwoodmen.org/our-products/annuities/variable-annuity-documents. You can also request this information at no cost by calling the Variable Product Administrative Center at 1-866-628-6776 or sending an email request to VPACServices@modern-woodmen.org.

The current expenses and performance information below reflects fees and expenses of the Investment Options, but do not reflect the other fees and expenses that your Certificate may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Investment Option’s past performance is not necessarily an indication of future performance.

Investment Objective	Investment Option and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term	American Funds Insurance Series (IS) American Funds IS Asset Allocation Fund— Class 2 Adviser: Capital Research and Management Company	[ ]%	[ ]%	[ ]%	[ ]%
Provide a level of current income that exceeds the average yield on U.S. stocks generally and provide a growing stream of income over the years. To provide growth of capital as a secondary objective	American Funds Insurance Series (IS) American Funds IS Capital Income Builder®—Class 1 Adviser: Capital Research and Management Company	[ ]%	[ ]%	[ ]%	[N/A]
Provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund's investments.	American Funds Insurance Series (IS) American Funds IS Capital World Bond Fund®—Class 2 Adviser: Capital Research and Management Company	[ ]%	[ ]%	[ ]%	[ ]%
Long-term growth of capital while providing current income	American Funds Insurance Series (IS) American Funds IS Capital World Growth and Income Fund®—Class 1 Adviser: Capital Research and Management Company	[ ]%	[ ]%	[ ]%	[ ]%

Investment Objective	Investment Option and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Long-term growth of capital	American Funds Insurance Series (IS) American Funds IS Global Small Capitalization Fund—Class 1 Adviser: Capital Research and Management Company	[ ]%	[ ]%	[ ]%	[ ]%
Growth of capital	American Funds Insurance Series (IS) American Funds IS Growth Fund—Class 2 Adviser: Capital Research and Management Company	[ ]%	[ ]%	[ ]%	[ ]%
Long-term growth of capital and income	American Funds Insurance Series (IS) American Funds IS Growth-Income Fund—Class 2 Adviser: Capital Research and Management Company	[ ]%	[ ]%	[ ]%	[ ]%
Growth of capital while seeking to manage volatility and provide downside protection	American Funds Insurance Series (IS) American Funds IS Managed Risk Growth Fund—Class P1[1] Adviser: Capital Research and Management Company Sub-Adviser: Milliman Financial Risk Management LLC	[ ]%	[ ]%	[ ]%	[ ]%
Long-term growth of capital and income while seeking to manage volatility and provide downside protection	American Funds Insurance Series (IS) American Funds IS Managed Risk Growth-Income Fund—Class P1[1] Adviser: Capital Research and Management Company Sub-Adviser: Milliman Financial Risk Management LLC	[ ]%	[ ]%	[ ]%	[ ]%
Long-term capital appreciation	American Funds Insurance Series (IS) American Funds IS New World Fund®—Class 1 Adviser: Capital Research and Management Company	[ ]%	[ ]%	[ ]%	[ ]%
Provide as high a level of current income as is consistent with the preservation of capital	American Funds Insurance Series (IS) American Funds IS The Bond Fund of America®—Class 1 Adviser: Capital Research and Management Company	[ ]%	[ ]%	[ ]%	[ ]%

Investment Objective	Investment Option and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Long-term capital appreciation	BNY Mellon BNY Mellon Sustainable U.S. Equity Portfolio,Inc.—Service Share Class Adviser: BNY Mellon Investment Advisor,Inc. Sub-Adviser: Newton Investment Management Limited	[ ]%	[ ]%	[ ]%	[ ]%
Long-term capital growth consistent with preservation of capital with current income as a secondary goal	BNY Mellon BNY Mellon Variable Investment Fund:Appreciation Portfolio—Initial Share Class Adviser: BNY Mellon Investment Advisor,Inc. Sub-Adviser: Fayez Sarofim& Co.	[ ]%	[ ]%	[ ]%	[ ]9%
Long-term capital growth, current income and growth of income consistent with reasonable investment risk	BNY Mellon BNY Mellon Variable Investment Fund:Growth and Income Portfolio—Initial Share Class Adviser: BNY Mellon Investment Advisor,Inc. Sub-Adviser: Newton Investment Management North America, LLC	[ ]%	[ ]%	[ ]%	[ ]%
Capital growth	BNY Mellon
BNY Mellon Variable Investment
Fund:Opportunistic Small Cap Portfolio—Initial Share Class

Adviser: BNY Mellon Investment Advisor,Inc.
	Sub-Adviser: Newton Investment Management North America, LLC	[ ]%	[ ]%	[ ]%	[ ]%
Investment results that correspond to investment performance of U.S. common stocks, as represented by NASDAQ 100® Index	Calvert Variable Trust, Inc. CVT NASDAQ 100 Index Portfolio—Class 1 Adviser: Calvert Research and Management Sub-Adviser: Ameritas Investment Partners,Inc.	[ ]%	[ ]%	[ ]%	[ ]%
Investment results that correspond to investment performance of U.S. common stocks, as represented by Russell 2000® Index	Calvert Variable Trust, Inc. CVT Russell 2000 Small Cap Index Portfolio—Class 1 Adviser: Calvert Research and Management Sub-Adviser: Ameritas Investment Partners,Inc.	[ ]%	[ ]%	[ ]%	[ ]%
Investment results that correspond to total return performance of U.S. common stocks, as represented by S&P MidCap 400® Index	Calvert Variable Trust, Inc. CVT S&P MidCap 400 Index Portfolio—Class 1 Adviser: Calvert Research and Management Sub-Adviser: Ameritas Investment Partners,Inc.	[ ]%	[ ]%	[ ]%	[ ]%

Investment Objective	Investment Option and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Current income consistent with stability of principal and liquidity	Federated Hermes Insurance Series Fund Federated Hermes Government Money Fund II—Service Share Class[2] Adviser: Federated Investment Management Company	[ ]%	[ ]%	[ ]%	[ ]%
High current income and moderate capital appreciation	Federated Hermes Insurance Series Fund
Federated Hermes Managed Volatility Fund II—Primary Shares[1]

	Adviser: Federated Advisory Services Company (FASC), an affiliate of the Co-Advisers, Federated Investment Management Company (FIMCO) and Federated Equity Management Company of Pennsylvania (FEMCOPA)	[ ]%	[ ]%	[ ]%	[ ]%
Current income	Federated Hermes Insurance Series Fund Federated Hermes Quality Bond Fund II—Primary Shares Adviser: Federated Investment Management Company	[ ]%	[ ]%	[ ]%	[ ]%
Income and capital growth consistent with reasonable risk	Fidelity® Variable Insurance Products Funds
 Fidelity® VIP Balanced
Portfolio—Service Class 2

Adviser: Fidelity® Management& Research Company LLC (FMR)
Sub-Adviser: FMR Investment Management (UK) Limited (FMR UK), Fidelity®
Management& Research (Hong Kong) Limited (FMR H.K.), and Fidelity®
	Management& Research (Japan) Limited (FMR Japan)	[ ]%	[ ]%	[ ]%	[ ]%
Long-term capital appreciation	Fidelity® Variable Insurance Products Funds
Fidelity® VIP ContrafundSM
Portfolio—Initial Class

Adviser: Fidelity® Management& Research Company LLC (FMR)
Sub-Adviser: FMR Investment Management (UK) Limited (FMR UK), Fidelity®
 Management& Research (Hong Kong) Limited (FMR H.K.), and Fidelity®
	Management& Research (Japan) Limited (FMR Japan)	[ ]%	[ ]%	[ ]%	[ ]%

Investment Objective	Investment Option and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Capital appreciation	Fidelity® Variable Insurance Products Funds
Fidelity® VIP Energy
Portfolio—Service Class 2

Adviser: Fidelity® Management& Research Company LLC (FMR)
Sub-Adviser: FMR Investment Management (UK) Limited (FMR UK), Fidelity®
Management& Research (Hong Kong) Limited (FMR H.K.), and Fidelity®
	Management& Research (Japan) Limited (FMR Japan)	[ ]%	[ ]%	[ ]%	[ ]%

High total return with a secondary objective of principal preservation as each portfolio approaches its target date and beyond	Fidelity® Variable Insurance Products Funds

	Fidelity® VIP Freedom 2015 PortfolioSM—Initial Class	[ ]%	[ ]%	[ ]%	[ ]%

	Fidelity® VIP Freedom 2020 PortfolioSM—Initial Class	[ ]%	[ ]%	[ ]%	[ ]%

	Fidelity® VIP Freedom 2025 PortfolioSM—Initial Class	[ ]%	[ ]%	[ ]%	[ ]%

	Fidelity® VIP Freedom 2030 PortfolioSM—Initial Class	[ ]%	[ ]%	[ ]%	[ ]%

	Fidelity® VIP Freedom 2035 PortfolioSM—Initial Class	[ ]%	[ ]%	[ ]%	[ ]%

	Fidelity® VIP Freedom 2040 PortfolioSM—Initial Class	[ ]%	[ ]%	[ ]%	[ ]%

	Fidelity® VIP Freedom 2045 PortfolioSM—Initial Class	[ ]%	[ ]%	[ ]%	[ ]%

	Fidelity® VIP Freedom 2050 PortfolioSM—Initial Class	[ ]%	[ ]%	[ ]%	[ ]%

	Fidelity® VIP Freedom 2055 PortfolioSM—Initial Class	[ ]%	[ ]%	[N/A]	N/A

	Fidelity® VIP Freedom 2060 PortfolioSM—Initial Class	[ ]%	[ ]%	[N/A]	N/A

	Fidelity® VIP Freedom 2065 PortfolioSM—Initial Class	[ ]%	[ ]%	[N/A]	N/A

Adviser: Fidelity® Management& Research Company LLC (FMR)

Investment Objective	Investment Option and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Capital appreciation	Fidelity® Variable Insurance Products Funds
Fidelity® VIP Growth Portfolio—Initial Class

Adviser: Fidelity® Management& Research Company LLC (FMR)
Sub-Adviser: FMR Investment Management (UK) Limited (FMR UK), Fidelity®
Management& Research (Hong Kong) Limited (FMR H.K.), and Fidelity®
	Management& Research (Japan) Limited (FMR Japan)	[ ]%	[ ]%	[ ]%	[ ]%
High total return through a combination of current income and capital appreciation	Fidelity® Variable Insurance Products Funds
Fidelity® VIP Growth& Income
Portfolio—Initial Class

Adviser: Fidelity® Management& Research Company LLC (FMR)
Sub-Adviser: FMR Investment Management (UK) Limited (FMR UK), Fidelity®
 Management& Research (Hong Kong) Limited (FMR H.K.), and Fidelity®
	Management& Research (Japan) Limited (FMR Japan)	[ ]%	[ ]%	[ ]%	[ ]%
High level of current income, while also considering growth of capital	Fidelity® Variable Insurance Products Funds
 Fidelity® VIP High Income Portfolio—Service Class 2

Adviser: Fidelity® Management& Research Company LLC (FMR)
Sub-Adviser: FMR Investment Management (UK) Limited (FMR UK), Fidelity®
Management& Research (Hong Kong) Limited (FMR H.K.), and Fidelity®
	Management& Research (Japan) Limited (FMR Japan)	[ ]%	[ ]%	[ ]%	[ ]%
Investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index	Fidelity® Variable Insurance Products Funds Fidelity® VIP Index 500 Portfolio—Initial Class Adviser: Fidelity® Management& Research Company LLC (FMR) Sub-Adviser: Geode Capital Management, LLC (Geode)	[ ]%	[ ]%	[ ]%	[ ]%

Investment Objective	Investment Option and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Long-term growth of capital	Fidelity® Variable Insurance Products Funds
 Fidelity® VIP Mid Cap
Portfolio—Service Class 2

Adviser: Fidelity® Management& Research Company LLC (FMR)
Sub-Adviser: FMR Investment Management (UK) Limited (FMR UK), Fidelity®
Management& Research (Hong Kong) Limited (FMR H.K.), and Fidelity®
	Management& Research (Japan) Limited (FMR Japan)	[ ]%	[ ]%	[ ]%	[ ]%
Long-term growth of capital	Fidelity® Variable Insurance Products Funds
 Fidelity® VIP Overseas
Portfolio—Initial Class

Adviser: Fidelity® Management& Research Company LLC (FMR)
	Sub-Adviser: FMR Investment Management (UK) Limited (FMR UK), Fidelity® Management& Research (Hong Kong) Limited (FMR H.K.), Fidelity® Management& Research (Japan) Limited (FMR Japan), FIL Investment Advisors (FIA), and FIL Investment Advisors (UK) Limited (FIA (UK))	[ ]%	[ ]%	[ ]%	[ ]%
Above-average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index.	Fidelity® Variable Insurance Products Funds
Fidelity® VIP Real Estate
Portfolio—Initial Class

Adviser: Fidelity® Management& Research Company LLC (FMR)
	Sub-Adviser: FMR Investment Management (UK) Limited (FMR UK), Fidelity® Management& Research (Hong Kong) Limited (FMR H.K.), and Fidelity® Management& Research (Japan) Limited (FMR Japan)	[ ]%	[ ]%	[ ]%	[ ]%
High level of current income and may also seek capital appreciation	Fidelity® Variable Insurance Products Funds
Fidelity® VIP Strategic Income
Portfolio—Service Class 2

Adviser: Fidelity® Management& Research Company LLC (FMR)
	Sub-Adviser: FMR Investment Management (UK) Limited (FMR UK), Fidelity® Management& Research (Hong Kong) Limited (FMR H.K.), Fidelity® Management& Research (Japan) Limited (FMR Japan), FIL Investment Advisors (FIA), and FIL Investment Advisors (UK) Limited (FIA (UK))	[ ]%	[ ]%	[ ]%	[ ]%

Investment Objective	Investment Option and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Capital appreciation	Fidelity® Variable Insurance Products Funds
Fidelity® VIP Technology
Portfolio—Initial Class

Adviser: Fidelity® Management& Research Company LLC (FMR)
	Sub-Adviser: FMR Investment Management (UK) Limited (FMR UK), Fidelity® Management& Research (Hong Kong) Limited (FMR H.K.), and Fidelity® Management& Research (Japan) Limited (FMR Japan)	[ ]%	[ ]%	[ ]%	[ ]%
Capital appreciation	Franklin Templeton Variable Insurance Products Trust Franklin DynaTech VIP Fund—Class 2 Adviser: Franklin Advisers,Inc.	[ ]%	[ ]%	[ ]%	[ ]%
Maximize income while maintaining prospects for capital appreciation	Franklin Templeton Variable Insurance Products Trust Franklin Income VIP Fund—Class 2 Adviser: Franklin Advisers,Inc.	[ ]%	[ ]%	[ ]%	[ ]%
Long-term capital appreciation with preservation of capital as an important consideration	Franklin Templeton Variable Insurance Products Trust Franklin Rising Dividends VIP Fund—Class 1 Adviser: Franklin Advisers,Inc.	[ ]%	[ ]%	[ ]%	[ ]%
Long-term total return	Franklin Templeton Variable Insurance Products Trust Franklin Small Cap Value VIP Fund—Class 2 Adviser: Franklin Mutual Advisers, LLC	[ ]%	[ ]%	[ ]%	[ ]%
Long-term capital growth	Franklin Templeton Variable Insurance Products Trust Franklin Small-Mid Cap Growth VIP Fund—Class 1 Adviser: Franklin Advisers,Inc.	[ ]%	[ ]%	[ ]%	[ ]%
High level of current income with capital appreciation over the long term as a secondary goal	Franklin Templeton Variable Insurance Products Trust Franklin Strategic Income VIP Fund—Class 2 Adviser: Franklin Advisers,Inc.	[ ]%	[ ]%	[ ]%	[ ]%
Capital growth	Lincoln Variable Insurance Products Trust LVIP
American Century Capital Appreciation Fund—Standard Class II

Adviser: Lincoln Financial Investments Corporation
	Sub-Adviser: American Century Investment Management,Inc.	[ ]%	[ ]%	[ ]%	[ ]%

Investment Objective	Investment Option and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Long-term capital growth with income as a secondary objective	Lincoln Variable Insurance Products Trust
 LVIP American Century Mid Cap Value Fund—Standard Class II

Adviser: Lincoln Financial Investments Corporation
	Sub-Adviser: American Century Investment Management,Inc.	[ ]%	[ ]%	[ ]%	[ ]%
Long-term capital growth	Lincoln Variable Insurance Products Trust
LVIP American Century Ultra® Fund—Standard Class II

Adviser: Lincoln Financial Investments Corporation
	Sub-Adviser: American Century Investment Management,Inc.	[ ]%	[ ]%	[ ]%	[ ]%
Capital appreciation with secondary goal of achieving current income by investing primarily in equity securities	Lincoln Variable Insurance Products Trust LVIP JPMorgan Mid Cap Value Fund—Standard Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management,Inc.	[ ]%	[ ]%	[ ]%	[ ]%
Capital growth over the long term	Lincoln Variable Insurance Products Trust LVIP JPMorgan Small Cap Core Fund—Standard Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management,Inc.	[ ]%	[ ]%	[ ]%	[ ]%
Long-term capital growth by investing primarily in the common stocks of growth companies	T. Rowe Price Equity Series, Inc. All-Cap Opportunities Portfolio Adviser: T. Rowe Price Associates, Inc.	[ ]%	[ ]%	[ ]%	[ ]%
High level of dividend income and long-term capital growth primarily through investments in stocks	T. Rowe Price Equity Series, Inc. Equity Income Portfolio Adviser: T. Rowe Price Associates, Inc.	[ ]%	[ ]%	[ ]%	[ ]%
Long-term capital appreciation	T. Rowe Price Equity Series, Inc. Health Sciences Portfolio Adviser: T. Rowe Price Associates, Inc.	[ ]%	[ ]%	[ ]%	[ ]%
Long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth	T. Rowe Price Equity Series, Inc. Mid-Cap Growth Portfolio Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: T. Rowe Price Investment Management, Inc.	[ ]%	[ ]%	[ ]%	[ ]%

Investment Objective	Investment Option and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Highest total return over time consistent with an emphasis on both capital appreciation and income	T. Rowe Price Equity Series, Inc.
 Moderate Allocation Portfolio

Adviser: T. Rowe Price Associates, Inc.
Sub-Adviser: T. Rowe
	Price Hong Kong Limited, T. Rowe Price Investment Management,Inc. and T. Rowe Price International Ltd.	[ ]%	[ ]%	[ ]%	[ ]%
Long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies	T. Rowe Price International Series, Inc. International Stock Portfolio Adviser: T. Rowe Price Associates, Inc.	[ ]%	[ ]%	[ ]%	[ ]%

* These Investment Options and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Certificate Holders and will continue past the current year.

1 The Investment Option includes a volatility management strategy as part of the Investment Option’s investment objective and/or principal investment strategy. See “Volatility Management Strategies” contained herein.

2 You could lose money by investing in the Federated Hermes Government Money Fund II. Although the Federated Hermes Government Money Fund II seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Federated Hermes Government Money Fund II is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Federated Hermes Government Money Fund II’s sponsor has no legal obligation to provide financial support to the Federated Hermes Government Money Fund II, and you should not expect that the sponsor will provide financial support to the Federated Hermes Government Money Fund II at any time.  The yield of the Fund may become very low during periods of low interest rates.  After deduction of Separate Account Annual Expenses, the yield of the Subaccount that invests in the Fund could be negative. If the yield of the Subaccount becomes negative, Accumulated Value invested in the Subaccount may decline.

APPENDIX B

Calculating Variable Annuity Payments

The following chart has been prepared to show how investment performance could affect variable annuity payments over time. It illustrates the variable annuity payments under a supplemental contract issued in consideration of proceeds from a Nonqualified Certificate. The chart illustrates certain variable annuity payments under five hypothetical rate of return scenarios. Of course, the illustrations merely represent what such payments might be under a hypothetical supplemental contract issued for proceeds from a hypothetical Certificate.

What the Chart Illustrates. The chart illustrates the first monthly payment in each of 25 years under a hypothetical variable payment supplemental contract issued in consideration of proceeds from a hypothetical Nonqualified Certificate assuming a different hypothetical rate of return for a single Subaccount supporting the supplemental contract. The chart assumes that the first monthly payment in the initial year shown is $1,000.

Hypothetical Rates of Return. The variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: 0.00%, 3.54%, 7.07%, 9.54% and 12.00%. Net of all expenses, these constant returns are: -2.07%, 1.47%, 5.00%, 7.47% and 9.93%. The first variable annuity payment for each year reflects the 5% assumed interest rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of 0.67% of their average daily net assets. The mortality and expense risk charge is assumed to be at an annual rate of 1.40% of the illustrated Subaccount’s average daily net assets.

The first monthly variable annuity payments depicted in the chart are based on hypothetical supplemental contracts and hypothetical investment results and are not projections or indications of future results. The Society does not guarantee or even suggest that any Subaccount, Certificate or supplemental contract issued by it would generate these or similar monthly payments for any period of time. The chart is for illustration purposes only and does not represent future variable annuity payments or future investment returns. The first variable annuity payment in each year under an actual supplemental contract issued in connection with an actual Certificate will be more or less than those shown if the actual returns of the Subaccount(s) selected by the Certificate Holder are different from the hypothetical returns. Because a Subaccount’s investment return will fluctuate over time, variable annuity payments actually received by a payee will be more or less than those shown in this illustration. Also, in an actual case, the total amount of variable annuity payments ultimately received will depend upon the settlement option selected and the life of the payee. See the Prospectus section titled “SETTLEMENT OPTIONS—Election of Settlement Options and Annuity Payments.”

Assumptions on Which the Hypothetical Supplemental Contract and Certificate are Based. The chart reflects a hypothetical supplemental contract and Certificate. These, in turn, are based on the following assumptions:

-	The hypothetical Certificate is a Nonqualified Certificate

-	The supplemental contract is issued in consideration of proceeds from the hypothetical Certificate

-	The proceeds applied under the supplemental contract represent the entire Net Accumulated Value of the Certificate and are allocated to a single Subaccount

-	The single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.54%, 7.07%, 9.54% and 12.00%

-	Assumed interest rate is 5% per year

-	The payee elects to receive monthly variable annuity payments

-	The proceeds applied to the purchase of annuity units as of the effective date of the supplemental contract under the annuity settlement option selected result in an initial variable annuity payment of $1,000

For a discussion of how a Certificate Holder or payee may elect to receive monthly, quarterly, semiannual or annual variable annuity payments, see “SETTLEMENT OPTIONS.”

Assumed Interest Rate. Among the most important factors that determine the amount of each variable annuity payment is the assumed interest rate. Under supplemental contracts available as of the date of this Prospectus, the assumed interest rate is 5%. Variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the assumed interest rate, and will decrease if the annualized net rate of return over the same period is less than the assumed interest rate. The assumed interest rate is an important component of the annuity unit value. For a detailed discussion of the assumed interest rate and annuity unit value, see “SETTLEMENT OPTIONS.”

The $1,000 Initial Monthly Variable Annuity Payment. The hypothetical supplemental contract has an initial monthly variable annuity payment of $1,000. The dollar amount of the first variable annuity payment under an actual supplemental contract will depend upon:

-	the amount of proceeds applied

-	the annuity settlement option selected

-	the settlement option rates in the supplemental contract on the effective date

-	the assumed interest rate under the supplemental contract on the effective date

-	the age of the payee

-	in most cases, the sex of the payee

For each column in the chart, the entire proceeds are allocated to a Subaccount having a constant rate of return as shown at the top of the column. However, under an actual supplemental contract, proceeds are often allocated among several Subaccounts. The dollar amount of the first variable annuity payment attributable to each Subaccount is determined under an actual supplemental contract by dividing the dollar value of the proceeds applied to that Subaccount as of the effective date by $1,000, and multiplying the result by the annuity purchase rate in the supplemental contract for the settlement option selected. The amount of the first variable annuity payment is the sum of the first payments attributable to each Subaccount to which proceeds were allocated. For a detailed discussion of how the first variable annuity payment is determined, see “SETTLEMENT OPTIONS.” For comparison purposes, hypothetical monthly fixed annuity payments are shown in the column using a 5% net assumed interest rate.

Initial Monthly Payments for Each Year Shown,

Assuming a Constant Rate of Return under Alternative Investment Scenarios

Contract Year	0.00% Gross -2.07% Net	3.54% Gross 1.47% Net	7.07% Gross 5.00% Net	9.54% Gross 7.47% Net	12.00% Gross 9.93% Net
1	$1,000	$1,000	$1,000	$1,000	$1,000
2	933	966	1,000	1,024	1,047
3	870	934	1,000	1,048	1,096
4	811	902	1,000	1,072	1,148
5	757	872	1,000	1,097	1,201
6	706	843	1,000	1,123	1,258
7	658	814	1,000	1,150	1,317
8	614	787	1,000	1,177	1,379
9	573	761	1,000	1,204	1,443
10	534	735	1,000	1,233	1,511
11	498	710	1,000	1,262	1,582
12	465	686	1,000	1,291	1,657
13	433	663	1,000	1,322	1,734
14	404	641	1,000	1,353	1,816
15	377	620	1,000	1,385	1,901
16	351	599	1,000	1,417	1,990
17	328	579	1,000	1,451	2,084
18	306	559	1,000	1,485	2,182
19	285	540	1,000	1,520	2,284
20	266	522	1,000	1,555	2,391
21	248	505	1,000	1,592	2,503
22	231	488	1,000	1,629	2,621
23	216	471	1,000	1,668	2,744
24	201	455	1,000	1,707	2,873
25	188	440	1,000	1,747	3,008

(This page has been left blank intentionally.)

[Back Cover Page]

You may find additional information about your Certificate and the Account in the Statement of Additional Information (SAI), dated the same as this Prospectus. To obtain a free copy of this SAI, please contact us at the address or phone number shown on the cover of this Prospectus. The Statement of Additional Information (“SAI”) has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference, which means that it is legally a part of this Prospectus.

The SEC maintains a website (http://www.sec.gov) that contains the reports and other information about the Society. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000020022

STATEMENT OF ADDITIONAL INFORMATION

MODERN WOODMEN OF AMERICA

Variable Product Administrative Center:

PO Box 2005

Rock Island, Illinois 61201

1-800-447-9811

MODERN WOODMEN OF AMERICA VARIABLE ANNUITY ACCOUNT

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CERTIFICATE

This Statement of Additional Information (“SAI”) contains additional information to the Prospectus for the flexible premium deferred variable annuity certificate (the “Certificate”) offered by Modern Woodmen of America (the “Society”). Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus.

This is not a prospectus. You may obtain a copy of the Prospectus dated [May 1], 2025 by writing or calling our Administrative Center at the address or phone number shown above.

This SAI does not incorporate by reference any information.

[May 1], 2025

GENERAL INFORMATION AND HISTORY

Modern Woodmen of America (the “Society”) was incorporated on May 5, 1884 as a fraternal benefit society in the State of Illinois and is principally engaged in the offering of life insurance and annuity certificates to its members. We are admitted to conduct variable annuity business in 45 states: Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming. The Society's principal business address is 1701 1st Avenue, Rock Island, Illinois 61201.

On March 30, 2001, we established the Modern Woodmen of America Variable Annuity Account (the “Account”) pursuant to the laws of the State of Illinois. The Account receives and invests premiums paid to it under the Certificate and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

ADDITIONAL CERTIFICATE PROVISIONS

The Certificate

The Certificate includes the basic Certificate, the application, any endorsement or additional benefit riders, all other attached papers and the Articles of Incorporation and By-Laws of the Society which are in force on the Issue Date. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Certificate unless it is contained in the application.

Incontestability

We will not contest the Certificate from its Issue Date.

Misstatement of Age or Sex

If the age or sex of the annuitant has been misstated, we will pay that amount which the premiums actually paid would have purchased at the correct age and sex.

CALCULATION OF YIELDS AND TOTAL RETURNS

The Society may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed in accordance with the standards defined by the SEC, or be accompanied by performance data computed in such manner.

Money Market Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a specific seven-day period. This figure is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Certificate with a balance of 1 subaccount unit at the beginning of the period, dividing this net change by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

The net change in account value reflects:

-	net income from the Investment Option attributable to the hypothetical account, and

-	charges and deductions imposed under the Certificate attributable to the hypothetical account.

1

The charges and deductions include per unit charges for the hypothetical account for:

-	the annual administrative charge and

-	the mortality and expense risk charge.

For purposes of calculating current yields for a Certificate, an average per unit administrative charge is used based on the $30 administrative charge deducted at the beginning of each Certificate Year. Current yields and effective yields will be calculated according to the SEC prescribed formulas set forth below:

Current Yield = ((NCS – ES)/UV) X (365/7)

Where:

NCS	=	the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 accumulation unit.

ES	=	per unit expenses attributable to the hypothetical account for the seven-day period.

UV	=	the unit value for the first day of the seven-day period.

Effective Yield = (1 + ((NCS – ES)/UV)) 365/7 – 1

Where:

NCS	=	the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 accumulation unit.

ES	=	per unit expenses attributable to the hypothetical account for the seven-day period.

UV	=	the unit value for the first day of the seven-day period.

The yield for the Money Market Subaccount will be lower than the yield for the Investment Option due to the charges and deductions imposed under the Certificate.

The current and effective yields of the Money Market Subaccount normally fluctuate on a daily basis and should not act as an indication or representation of future yields or rates of return.

The actual yield is affected by:

-	changes in interest rates on money market securities,

-	the average portfolio maturity of the Money Market Investment Option,

-	the quality of portfolio securities held by this Investment Option, and

-	the operating expenses of the Money Market Investment Option.

Yields may also be presented for other periods of time.

Other Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) for a Certificate for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by that Subaccount during a 30-day or one-month period which is assumed to be generated each period over a 12-month period.

2

The yield is calculated according to the SEC prescribed formula set forth below:

Yield	=	2 X ((((NI – ES)/(U X UV)) + 1)[6] – 1)

Where:

NI	=	net investment income of the Investment Option for the 30-day or one-month period attributable to the shares owned by the Subaccount.

ES	=	expenses of the Subaccount for the 30-day or one-month period.

U	=	the average daily number of accumulation units outstanding during the period.

UV	=	the unit value at the close of the last day in the 30-day or one-month period.

The yield for each Subaccount will be lower than the yield for the corresponding Investment Option due to the various charges and deductions imposed under the Certificate.

The yield for each Subaccount normally will fluctuate over time and should not act as an indication or representation of future yields or rates of return. A Subaccount’s actual yield is affected by the quality of portfolio securities held by the corresponding Investment Option and its operating expenses.

The surrender charge is not considered in the yield calculation.

Average Annual Total Returns

Advertisements and sales literature may also quote average annual total returns for the Subaccounts for various periods of time, including periods before the Subaccounts were in existence. Total return figures are provided for each Subaccount for one-, five- and ten- year periods. Average annual total returns may also be disclosed for other periods of time.

Average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The last date of each period is the most recent month-end practicable.

Adjusted historic average annual total returns are calculated based on the assumption that the Subaccounts were in existence during the stated periods with the level of Certificate charges which were in effect at the inception of each Subaccount. For purposes of calculating average annual total return, an average annual administrative charge per dollar of Certificate value is used. The calculation also assumes surrender of the Certificate at the end of the period. The total return will then be calculated according to the SEC prescribed formula set forth below:

TR	=	(ERV/P)1/N – 1

Where:

TR	=	the average annual total return net of subaccount recurring charges.

ERV	=	the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.

P	=	a hypothetical initial payment of $1,000.

N	=	the number of years in the period.

Investment Option Performance.    Each Subaccount may also advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Certificate.

The actual Subaccount total return information and the Investment Option total return information will vary because of the method used to deduct the mortality and expense risk charge from the returns. For Subaccount total return information, the mortality and expense risk charge is calculated based on the daily net assets multiplied by a daily factor and reduced on a daily basis. For Investment Option total return information, the mortality and expense risk charge is calculated as a single charge applied at the end of the period on an annualized basis.

3

Other Total Returns

Advertisements and sales literature may also quote average annual total returns which do not reflect the surrender charge. These figures are calculated in the same manner as average annual total returns described above, however, the surrender charge is not taken into account at the end of the period.

We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

CTR	=	(ERV/P) – 1

Where:

CTR	=	The cumulative total return net of Subaccount recurring charges for the period.

ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.

P	=	A hypothetical single payment of $1,000.

Effect of the Administrative Charge on Performance Data

We apply an annual administrative charge of $30 on the Issue Date and on each Certificate Anniversary prior to the Retirement Date. This charge is deducted from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount’s value bears to the total Accumulated Value. For purposes of reflecting the administrative charge in yield and total return quotations, this annual charge is converted into a per-dollar per-day charge based on the average value of all certificates in the Account on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.

DISTRIBUTION OF THE CERTIFICATES

MWA Financial Services, Inc. (“MWAFS”) is responsible for distributing the Certificates pursuant to a distribution agreement with us. MWAFS serves as principal underwriter for the Certificates. MWAFS, an Illinois corporation organized in 2001 and a wholly-owned subsidiary of the Society, is located at 1701 1st Avenue, Rock Island, Illinois.

MWAFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA.

We offer the Certificates to the public on a continuous basis. We anticipate continuing to offer the Certificates, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Certificate. Commissions paid on the Certificate, including other incentives or payments, are not charged directly to the Certificate Holders or the Account.

MWAFS will sell the Certificate through its registered representatives, who must be licensed as insurance agents and appointed by the Society.

MWAFS received sales compensation with respect to the Certificates in the following amounts during the periods indicated.

Fiscal year	Aggregate Amount of Commissions Paid to MWAFS*		Aggregate Amount of Commissions Retained by MWAFS After Payments to its Registered Representatives
2024	$	[ ]	$	[ ]
2023		$8,852,047		$976,860
2022		$10,982,102		$1,014,231

* Includes sales compensation paid to sales representatives of MWAFS.

MWAFS passes through commissions it receives and does not retain any override as distributor for the Certificates. However, under the distribution agreement with MWAFS, we pay the following sales expenses: manager and registered representative compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Certificates.

4

ADMINISTRATIVE SERVICES AGREEMENT

The Certificates are administered by se2, LLC (“se2”), a Kansas limited liability company having its principal offices at 5801 SW 6th Avenue, Topeka, Kansas 66636-0001, pursuant to an administrative services agreement between the Society and se2. Se2 also maintains records of transactions relating to the Certificates and provides other services. Se2, LLC (“se2”) billed the Society $[ ], $911,853.67, and $753,731 for services performed in 2024, 2023, and 2022, respectively. The Society compensates se2 based on the number of Certificates for which se2 provides administrative services and reimburses se2 for certain administrative expenses.

LEGAL MATTERS

All matters relating to Illinois law pertaining to the Certificates, including the validity of the Certificates and the Society’s authority to issue the Certificates, have been passed upon by Lester L. Bohnert, Esquire, General Counsel and Director of the Society. Eversheds Sutherland (US) LLP, Washington D.C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The Society’s statutory-basis balance sheets as of December 31, 2024 and 2023, and the related statutory-basis statements of operations, changes in surplus and cash flow for each of the three years in the period ended December 31, 2024, appearing herein, have been audited by Ernst & Young LLP, Independent Auditor, 801 Grand Avenue, Suite 3100, Des Moines, Iowa 50309 as set forth in their report thereon appearing elsewhere herein, and have been included in reliance on their report given on their authority as experts in accounting and auditing.

The Account’s statements of assets and liabilities as of December 31, 2024, and the related statements of operations and changes in net assets for the periods indicated thereon, as disclosed in the financial statements, appearing herein, have also been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and have been included in reliance on their report given on their authority as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Certificate discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Certificate and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

FINANCIAL STATEMENTS

The Society’s statutory-basis financial statements included in this Statement of Additional Information should be considered only as bearing on the Society’s ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Account.

5

PART C

OTHER INFORMATION

Item 27. Exhibits

(a)	Certified resolution of the board of directors of Modern Woodmen of America (the “Society”) establishing Modern Woodmen of America Variable Annuity Account (the “Account”) (1)

(b)	Not Applicable.

(c)	Distribution Agreement between the Society and MWA Financial Services, Inc. (“MWAFS”) (1)

(1)	First Amendment to Distribution Agreement (5)

(2)	Second Amendment to Distribution Agreement (13)

(3)	Paymaster Agreement between the Society and MWA Financial Services, Inc. (“MWAFS”) (13)

(4)	Expense Sharing Agreement between the Society and MWA Financial Services, Inc. (“MWAFS”) (13)

(5)	Third Amendment to Distribution Agreement (19)

(d)	(1)	Certificate Form (2)

(2)	Variable Supplemental Contract (2)

(3)	Endorsement to Certificate Form - 2011 DIO-INT (19)

(4)	Endorsement to Certificate Form - 2013 ALLOCATION (8)

(5)	Amended Certificate Form (8)

(6)	Endorsement to Certificate Form - 2020 SO-END (15)

(7)	Endorsement to Certificate Form - Roth IRA (19)

(8)	Endorsement to Certificate Form - Traditional IRA (19)

(9)	Endorsement to Certificate Form - SIMPLE IRA (19)

(10)	Endorsement to Certificate Form - 403(b) Tax Sheltered Annuity (19)

(11)	Endorsement to Certificate Form – Inherited Nonqualified Annuity (20)

(12)	Endorsement to Certificate Form – Removal of Variable Settlement Options (20)

(13)	Endorsement to Certificate Form – Surrender Charge (20)

(14)	Endorsement to Certificate Form – Florida Surrender Charge (20)

(15)	Endorsement to Certificate Form – Transfer (20)

(16)	Endorsement to Certificate Form – Zero Accumulated Value (20)

(e)	(1)	Certificate Application (18)

(2)	Suitability Supplement (18)

(f)	By-Laws and Articles of Incorporation of the Society (19)

(g)	Not Applicable

(h)	(1)	Participation Agreement relating to BNY Mellon (formerly Dreyfus Funds) (3)

(a)	Supplemental Agreement (4)

(b)	Amendment to Fund Participation Agreement (4)

(c)	Amendment to Administrative Services Agreement (17)

(d)	2nd Amendment to Administrative Services Agreement (17)

(e)	Amendment to 12B-1 Letter Agreement (17)

(f)	Amendment to Fund Participation Agreement (19)

(g)	Amendment to Participation Agreement Regarding Rules 30e-3 and 498A (17)

(2)	Participation Agreement relating to Fidelity® Variable Insurance Products Funds (2)

(a)	Amended and Restated Participation Agreement (5)

(b)	Amendment to Amended and Restated Participation Agreement (13)

(c)	Amendment to Amended and Restated Participation Agreement (17)

(3)	Participation Agreement relating to Lincoln Variable Insurance Products Trust (18)

(a)	Administrative Services Agreement (18)

(b)	First Amendment to Fund Participation Agreement (19)

(c)	First Amendment to Administrative Services Agreement (19)

(4)	Administrative Services Agreement and Participation Agreement relating to Calvert Variable Trust, Inc. (formerly Summit Pinnacle Series) (2)

(a)	Consent to Assignment of Participation Agreement (9)

(b)	Fund Participation Agreement relating to Calvert Variable Products, Inc. (12)

(c)	Consent to Assignment of Administrative Services Agreement (13)

(d)	Administrative Services Agreement relating to Calvert Variable Products, Inc. (13)

(e)	Amendment to Participation Agreement (17)

(5)	Participation Agreement relating to T. Rowe Price Equity Series Fund, Inc. and T. Rowe Price International Series, Inc. (3)

(a)	Amendment to Participation Agreement (9)

(b)	Amendment to Participation Agreement (10)

(c)	Amendment to Participation Agreement Regarding Rules 30e-3 and 498A (17)

(d)	Administrative Services Agreement (18)

(e)	Variable Insurance Portfolio Administrative Fee Agreement (19)

(f)	Supplement to the Variable Insurance Portfolio Administrative Fee Agreement (19)

(6)	Participation Agreement relating to Federated Insurance Series Fund (6)

(a)	Notices Amendment to Fund Participation Agreement (14)

(b)	Amendment to Participation Agreement Regarding Rules 30e-3 and 498A (17)

(7)	Participation Agreement relating to American Funds Insurance Series (10)

(a)	Business Agreement (10)

(b)	Amendment No. 1 to Fund Participation and Service Agreement (16)

(c)	Amendment No. 2 to Fund Participation and Service Agreement (17)

(8)	Participation Agreement relating to Franklin Templeton Variable Insurance Products Trust (16)

(a)	Participation Agreement Addendum (16)

(b)	Amendment to Participation Agreement (17)

(9)	(a)	T. Rowe Price Shareholder Information Agreement (Rule 22c-2) (4)

(b)	Fidelity® Shareholder Information Agreement (Rule 22c-2) (4)

(c)	Calvert Variable Trust, Inc. (formerly Summit Pinnacle Series) Shareholder Information Agreement (Rule 22c-2) (4)

(d)	American Funds Shareholder Information Agreement (Rule 22c-2) (10)

(e)	Franklin Templeton Shareholder Information Agreement (Rule 22c-2) (16)

(f)	Federated Shareholder Information Agreement (Rule 22c-2) (17)

(i)	Master Service Agreement By And Between se2, inc. and Modern Woodmen of America (7)

(1)	Amendment No. 1 to Master Services Agreement (9)

(2)	Amendment No. 2 to Master Services Agreement (12)

(3)	Amendment No. 3 to Master Services Agreement (11)

(4)	Amendment No. 1 to Statement of Work No. 1 (11)

(5)	Amendment No. 1 to Statement of Work No. 2 (11)

(6)	Amendment No. 2 to Statement of Work No. 2 (12)

(j)	Not Applicable

(k)	Opinion and Consent of Lester L. Bohnert, Esquire (21)

(l)	(1)	Consent of Eversheds Sutherland (US) LLP (21)

(2)	Consent of Ernst & Young LLP (21)

(3)	Consent of Michael S. Andrews, Chief Product Actuary and Vice President (21)

(m)	Not Applicable

(n)	Not Applicable

(o)	Form of Initial Summary Prospectus (20)

(p)	Schedule for Computation of Performance Data (2)

(q)	Powers of Attorney (19)

(1) Incorporated herein by reference to the Initial Filing of this Registration Statement (File No. 333-63972) as filed with the Securities and Exchange Commission on June 27, 2001.

(2) Incorporated herein by reference to Pre-Effective Amendment No. 1 of this Registration Statement (File No. 333-63972) as filed with the Securities and Exchange Commission on January 31, 2002.

(3) Incorporated herein by reference to Post-Effective Amendment No. 2 of this Registration Statement (File No. 333-63972) as filed with the Securities and Exchange Commission on May 1, 2002.

(4) Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 30, 2007.

(5) Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 29, 2010.

(6) Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on February 27, 2012.

(7) Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 29, 2013.

(8) Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on February 27, 2014.

(9) Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 22, 2014.

(10) Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 16, 2015.

(11) Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 18, 2016.

(12) Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 18, 2017.

(13) Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 20, 2018.

(14) Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 24, 2020.

(15) Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on November 23, 2020.

(16) Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-4 (File

No. 333-63972) filed with the Securities and Exchange Commission on February 12, 2021.

(17) Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 27, 2022.

(18) Incorporated herein by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 28, 2023.

(19) Incorporated herein by reference to Post-Effective Amendment No. 31 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 26, 2024.

(20) Filed herein.

(21) To be filed by Post-Effective Amendment

Item 28. Directors and Officers of the Society*

Name	Title
Jerald J. Lyphout	President and Director
Shea E. Doyle	National Secretary, Executive Vice President and Director
Lester L. Bohnert	General Counsel, Executive Vice President and Director
Brett M. Van	Chief Investment Officer and Treasurer, Executive Vice President and Director
Lori A. Newberg	Director
Joseph A. Sztapka	Director
James E. Temperley	Director
Sandra L. Stosz	Director
Jackie R. Zachmeyer	Director
Mark E. Singleton	Chief Strategy Officer and Senior Vice President
Todd D. Swanson	Chief Financial Officer and Senior Vice President
Teresa J. Richhart	Chief Human Resources Officer and Senior Vice President
Dr. Ahmed F. Okba	Chief Medical Officer and Senior Vice President
Michael S. Andrews	Chief Product Actuary and Vice President
Darwin D. Larrison, Sr.	Chief Information Security Officer and Vice President
Xin Liu	Chief Financial Actuary and Vice President
Steven J. Ollenburg	Chief Risk Officer and Vice President
Jason V. Nickles	Chief Fraternal Officer and Vice President

*	Unless otherwise indicated, the principal business address of each person is 1701 1st Avenue, Rock Island, Illinois 61201.

Item 29. Persons Controlled By Or Under Common Control With The Depositor Or Registrant

The registrant is a segregated asset account of the Society and is therefore owned and controlled by the Society.

MODERN WOODMEN OF AMERICA

Organizational Chart

01/01/2025

Modern Woodmen of America (a fraternal benefit society incorporated in Illinois)

MWA Financial Services, Inc. (an Illinois corporation) (a wholly-owned subsidiary)

MWAGIA, Inc. (an Illinois corporation) (a wholly-owned subsidiary of MWA Financial Services, Inc.)

Item 30. Indemnification

Pursuant to Section 50 of the Society’s By-Laws, the Society shall indemnify each officer, director or employee, now or hereafter serving the Society, against the reasonable expenses, including attorney’s fees, of any and all claims, liabilities, penalties, forfeitures and fines to which he or she may be or become subject by reason of having served in any such capacity, except as to matters as to which such director, officer or employee was guilty of gross negligence or misconduct in the performance of his or her duties. Such indemnification shall also extend to instances where at the request of the Society the individual serves as a director, officer, employee, trustee or agent of another enterprise. The foregoing right of indemnification shall not be deemed exclusive of any other rights to which such director, officer or employee may be entitled.

Item 31. Principal Underwriter

(a)   MWA Financial Services, Inc. is the registrant’s principal underwriter.

(b)  Directors and Officers of MWA Financial Services, Inc.

Name and Principal Business Address*	Positions and Offices
Clint J. Pogemiller	President and Director
Shea E. Doyle	Secretary and Director
Todd D. Swanson	Treasurer
Jerald J. Lyphout	Director
Lester L. Bohnert	Director
Brett M. Van	Director

*	The principal business address of all of the persons listed above is 1701 1st Avenue, Rock Island, Illinois 61201.

(c)  Give the following information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commission	Compensation
MWA Financial Services, Inc.	$[ ]	NA	NA	$[ ]*

*	Includes Variable Product Distribution Fees and reimbursements for certain MWAFS expenses.

Item 32. Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept pursuant to Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Society at 1701 1st Avenue, Rock Island, Illinois 61201.

Item 33. Management Services

Not applicable.

Item 34. Fee Representation

Modern Woodmen of America hereby represents that the fees and charges deducted under the Certificate described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Modern Woodmen of America.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Modern Woodmen of America Variable Annuity Account has caused this Registration Statement to be signed on its behalf, in the City of Rock Island, and State of Illinois, on this 27th day of February, 2025.

Modern Woodmen Of America

By:	/s/ Jerald J. Lyphout
Jerald J. Lyphout President

Modern Woodmen Of America Variable Annuity Account

By:	/s/ Jerald J. Lyphout
Jerald J. Lyphout President Modern Woodmen of America

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.

	Signature	Title	Date

	/s/ Jerald J. Lyphout Jerald J. Lyphout	President and Director [Principal Executive Officer]	February 27, 2025

	/s/ Shea E. Doyle Shea E. Doyle	National Secretary, Executive Vice President and Director	February 27, 2025

	/s/ Lester L. Bohnert Lester L. Bohnert	General Counsel, Executive Vice President and Director	February 27, 2025

	/s/ Brett M. Van Brett M. Van	Chief Investment Officer and Treasurer, Executive Vice President and Director	February 27, 2025

	/s/ Todd D. Swanson	Chief Financial Officer and Senior Vice President	February 27, 2025
Todd D. Swanson

	/s/ Jeffrey B. Bach	Controller	February 27, 2025
Jeffrey B. Bach

	* Lori A. Newberg	Director	February 27, 2025

	* Joseph A. Sztapka	Director	February 27, 2025

	* James E. Temperley	Director	February 27, 2025

	*	Director	February 27, 2025
Sandra L. Stosz

	*	Director	February 27, 2025
Jackie R. Zachmeyer

*By:	/s/ Lester L. Bohnert
Attorney in Fact Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Description

(d)(11)	Endorsement to Certificate Form – Inherited Nonqualified Annuity.

(d)(12)	Endorsement to Certificate Form – Removal of Variable Settlement Options.

(d)(13)	Endorsement to Certificate Form – Surrender Charge.

(d)(14)	Endorsement to Certificate Form – Florida Surrender Charge.

(d)(15)	Endorsement to Certificate Form – Transfer.

(d)(16)	Endorsement to Certificate Form – Zero Accumulated Value.

(o)	Form of Initial Summary Prospectus